Protective Life Insurance Company

Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024

Statutory Statements of Operations, Changes in Capital and Surplus, and Cash Flow for Each of the Years in the Three-Year Period Ended December 31, 2025

Supplemental Schedules as of and for the years ended December 31, 2025, 2024, and 2023

Financial Statements and Supplementary Data

Index to Protective Life Insurance Company Financial Statements

The following financial statements are located in this report on the pages indicated.

KPMG LLP Suite 1800 420 20th Street North Birmingham, AL 35203-3207

Independent Auditors’ Report

The Board of Directors
Protective Life Insurance Company:

Opinions

We have audited the financial statements of Protective Life Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2025, and the related notes to the financial statements.

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the statutory statements of admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2025 in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance described in Notes 1 and 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Notes 1 and 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

KPMG LLP, a Delaware limited liability partnership, and its subsidiaries are part of the KPMG global organization of independent member firms affiliated with KPMG
International Limited, a private English company limited by guarantee.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

4

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the supplemental Schedule I Summary of Investments - Other than Investments in Related Parties and Schedule IV Reinsurance is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the  financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Birmingham, Alabama
April 1, 2026

5

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2025	2024*
	($ in millions)
ADMITTED ASSETS

Bonds (fair value: 2025 - $49,316; 2024 - $47,188)	$52,918	$52,227
Preferred stocks (fair value: 2025 - $937; 2024 - $546)	1,004	608
Common stocks-affiliated (cost: 2025 - $2,572; 2024 - $2,617)	2,001	2,093
Common stocks-unaffiliated (cost: 2025 - $155; 2024 - $202)	155	202
Mortgage loans on real estate	12,278	11,949
Real estate	103	106
Contract loans	837	848
Cash and cash equivalents	1,744	531
Short-term investments	42	26
Other invested assets	1,180	907
Receivable for securities	62	6
Securities lending reinvested collateral assets	920	281
Derivatives	1,145	897
Derivative collateral and receivables	48	87
Total cash and investments	74,437	70,768
Amounts recoverable from reinsurers	177	217
Deferred and uncollected premiums	5	57
Investment income due and accrued	613	601
Receivables from parent, subsidiaries, and affiliates	23	17
Current federal and foreign income tax recoverable	26	67
Deferred tax asset	281	246
Other assets	1,056	1,001
Assets held in Separate Accounts	21,583	19,286
Total admitted assets	$98,201	$92,260

*All 2024 amounts have been restated for Merger on July 1, 2025. See Note 1.

(Continued)

6

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS

(Statutory Basis)

	December 31
	2025	2024*
	($ in millions, except share amounts)
LIABILITIES AND CAPITAL AND SURPLUS
Aggregate reserves:
Life policies and contracts	$44,158	$43,593
Accident and health	353	341
Liability for deposit-type contracts	14,292	14,608
Policy and contract claims:
Life	510	444
Accident and health	18	19
Policyholders' dividends	20	21
Funds at interest and experience rated refunds	51	57
Interest maintenance reserve (IMR)	625	657
General expenses due or accrued	89	95
Transfers from Separate Accounts due or accrued, net	(423)	(379)
Remittances and items not allocated	64	352
Borrowed money and interest thereon	—	55
Asset valuation reserve (AVR)	511	489
Payable to parent, subsidiaries, and affiliates	24	40
Derivatives	753	713
Derivative collateral and payables	245	92
Payable for securities lending	920	281
Funds held under reinsurance treaties	8,278	5,581
Other liabilities	740	514
Liabilities held in Separate Accounts	21,583	19,286
Total liabilities	92,811	86,859
Capital and surplus:
Common stock, $1.00 par value; 5,000,000 shares authorized, issued and outstanding	5	5
Surplus notes	110	110
Gross paid-in and contributed surplus	3,787	3,482
Unassigned funds - surplus	1,488	1,804
Total capital and surplus	5,390	5,401
Total liabilities and capital and surplus	$98,201	$92,260

*All 2024 amounts have been restated for Merger on July 1, 2025. See Note 1.

See Notes to the Financial Statements (Statutory Basis).

7

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS

(Statutory Basis)

	Years Ended December 31
	2025	2024*	2023*
	($ in millions)
Revenues:
Premiums and annuity considerations	$5,290	$8,396	$5,800
Net investment income	3,231	3,089	2,735
Commissions and expense allowances on reinsurance ceded	170	602	606
Amortization of interest maintenance reserve	(12)	(9)	14
Net gain (loss) from operations from Separate Accounts	(7)	7	11
Reserve adjustments on reinsurance ceded	(64)	(241)	(248)
Other income	866	918	659
Total revenues	9,474	12,762	9,577
Benefits and expenses:
Death and annuity benefits	2,380	2,393	2,360
Accident and health benefits	60	64	59
Surrender benefits and other fund withdrawals	3,986	5,198	4,808
Other policy and contract benefits	582	580	543
Increase in aggregate reserves	576	758	535
Commissions and commission expense allowances	567	586	522
General expenses	598	630	595
Insurance taxes, licenses, and fees	90	137	111
Transfers to (from) Separate Accounts, net	(251)	1,315	(618)
Other expenses	551	297	203
Total benefits and expenses	9,139	11,958	9,118
Net income from operations before dividends to policyholders and federal income taxes	335	804	459
Dividends to policyholders	21	22	22
Federal income tax expense	108	196	162
Net income from operations	206	586	275
Net realized capital gains (losses) (less $5, $(59), and $(42) of capital gains tax (benefit) in 2025, 2024, and 2023, respectively, and excluding $(97), $(37), and $(104) transferred to (from) the IMR in 2025, 2024, and 2023, respectively)	(136)	(94)	(312)
Net income (loss)	$70	$492	$(37)

*All 2024 and 2023 amounts have been restated for Merger on July 1, 2025. See Note 1.

See Notes to the Financial Statements (Statutory Basis).

8

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

(Statutory Basis)

($ in millions)*
Capital and surplus, December 31, 2022	$5,356

Net loss	(37)
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $29	65
Change in net unrealized foreign exchange capital gain (loss)	3
Change in nonadmitted assets	421
Change in reserve on account of change in valuation basis	74
Change in asset valuation reserve	51
Change in net deferred income tax	114
Change in surplus as a result of reinsurance	(278)
Funds withheld gains (losses)	(24)
Prior period adjustments	4
Dividend to parent	(429)
Capital and surplus, December 31, 2023	$5,320

Net income	492
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $(11)	(134)
Change in net unrealized foreign exchange capital gain (loss)	1
Change in nonadmitted assets	(106)
Change in liability for reinsurance in unauthorized companies	1
Change in reserve on account of change in valuation basis	(1)
Change in asset valuation reserve	(144)
Change in net deferred income tax	62
Change in surplus as a result of reinsurance	(227)
Funds withheld gains (losses)	(7)
Prior period adjustments	(48)
Paid in capital	242
Dividends to parent	(50)
Capital and surplus, December 31, 2024	5,401

Net income	70
Change in net unrealized capital gains and losses, less capital gains tax (benefit) of $25	(10)
Change in nonadmitted assets	(246)
Change in liability for reinsurance in unauthorized companies	4
Change in asset valuation reserve	(22)
Change in net unrealized foreign exchange capital gain (loss)	3
Change in net deferred income tax	62
Change in surplus as a result of reinsurance	(83)
Funds withheld gains (losses)	(18)
Prior period adjustments	5
Paid in capital	304
Dividends to parent	(80)
Capital and surplus, December 31, 2025	$5,390

*All 2024 and 2023 amounts have been restated for Merger on July 1, 2025. See Note 1.

See Notes to the Financial Statements (Statutory Basis).

9

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2025	2024*	2023*
	($ in millions)
Cash from operations
Premiums and annuity considerations	$6,808	$9,325	$6,262
Net investment income	3,165	3,045	2,736
Miscellaneous income	989	1,122	980
Benefit and loss payments	(6,810)	(8,669)	(8,231)
Net transfers from Separate Accounts	207	(1,186)	155
Commissions, expenses paid and miscellaneous	(1,825)	(1,578)	(1,479)
Dividends paid to policyholders	(22)	(22)	(23)
Federal income taxes	(73)	(199)	(91)
Net cash from operations	2,439	1,838	309
Cash from investments
Proceeds from investments sold, matured or repaid:
Bonds	14,466	9,395	6,966
Stocks	565	114	124
Mortgage loans	1,370	1,230	986
Real estate	—	—	6
Other invested assets	207	53	10
Derivatives and other miscellaneous proceeds	97	6	82
Total investment proceeds	16,705	10,798	8,174
Cost of investments acquired:
Bonds	(15,445)	(11,469)	(6,801)
Stocks	(109)	(852)	(101)
Mortgage loans	(1,710)	(1,896)	(1,280)
Real estate	(1)	—	(1)
Other invested assets	(444)	(87)	(7)
Derivatives and other miscellaneous applications	(821)	(333)	(109)
Total investments acquired	(18,530)	(14,637)	(8,299)
Net change in contract loans	3	15	6
Net cash from (to) investments	(1,822)	(3,824)	(119)
Cash from financing and miscellaneous sources
Cash provided (applied):
Capital and paid in surplus	—	242	—
Borrowed funds	(55)	47	(952)
Net deposits on deposit-type contract funds	564	626	2,246
Dividends to parent	(80)	(50)	(70)
Securities lending liability	639	151	(111)
Other cash provided (applied), net	(456)	(304)	161
Net cash from financing and miscellaneous sources	612	712	1,274
Net change in cash, cash equivalents, and short-term investments	1,229	(1,274)	1,464
Cash, cash equivalents, and short-term investments, beginning of year	557	1,831	367
Cash, cash equivalents, and short-term investments, end of year	$1,786	$557	$1,831

*All 2024 and 2023 amounts have been restated for Merger on July 1, 2025. See Note 1.

(Continued)

10

PROTECTIVE LIFE INSURANCE COMPANY

STATEMENTS OF CASH FLOW

(Statutory Basis)

	Years Ended December 31
	2025	2024*	2023*
	($ in millions)
Non-cash transactions
Reinsurance recapture (Operations)	$(2,774)	$—	$—
Reinsurance recapture (Financing and miscellaneous sources)	2,119	—	—
Non-cash exchange of securities (Investments)	1,365	336	245
Hybrid security reclass (Investments)	809	—	—
Reinsurance recapture (Investments)	665	—	—
Non-cash stock contribution (Investments and Financing and miscellaneous sources)	304	—	—
Non-cash change in retained asset account (Operations and Financing and miscellaneous sources)	(27)	(121)	(214)
Transfer of assets under reinsurance agreement (Investments)	10	—	—
Protective Life Reinsurance Bermuda Ltd. reinsurance transaction initial impact (Operations)	—	1,058	444
Protective Life Reinsurance Bermuda Ltd. reinsurance transaction initial impact (Financing and miscellaneous sources)	—	(1,058)	(444)
Non-cash change in reinsurance loss contingency reserve (Operations and Financing and miscellaneous sources)	—	—	49
Non-cash stock distribution (Investments and Financing and miscellaneous sources)	—	—	(359)

*All 2024 and 2023 amounts have been restated for Merger on July 1, 2025. See Note 1.

See Notes to the Financial Statements (Statutory Basis).

11

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

1.        General

Basis of Presentation – The statutory basis financial statements of Protective Life Insurance Company (the “Company”) have been prepared in conformity with accounting practices prescribed or permitted by the Nebraska Department of Insurance (the "Department"). The Company was redomesticated from Tennessee to Nebraska effective December 2024.

All outstanding shares of the Company’s common stock are owned by Protective Life Corporation (“PLC”), an insurance holding company domiciled in the State of Delaware. PLC is a wholly owned subsidiary of Dai-ichi Life International Holdings, LLC (“Dai-ichi Life International”), a godo kaisha organized under the laws of Japan and subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi Life”). Effective April 1, 2026, Dai-ichi Life will be renamed Daiichi Life Group, Inc., and Dai-ichi Life International will be renamed Daiichi Life International Holdings LLC. Wholly owned subsidiaries of the Company as of December 31, 2025, include Protective Life and Annuity Insurance Company (“PLAIC”), MONY Life Insurance Company (“MONY”), Protective Property & Casualty Insurance Company (“PPCIC”), ShelterPoint Group, Inc. (“SPG”), Western Diversified Services, Inc. (“WDS”), Protective Asset Protection, Inc. (“PAPI”), USWC Holding Company (“USWC”), A.U.L. Corp. (“AUL”), Atlas Peak Insurance Company, Ltd, Protective Life Reinsurance Bermuda, Ltd. ("PL Re"), and Magnolia Re, Inc. ("Magnolia Re"). Other affiliated insurers include Golden Gate Captive Insurance Company (“GGCIC”).

As part of a statutory merger approved by the Nebraska and California Departments of Insurance, West Coast Life Insurance Company (“WCL”) merged with and into the Company, effective July 1, 2025 (“the Merger”). After the Merger, the Company remained as the surviving legal entity, and WCL ceased to exist.

The Company did not pay any monetary merger consideration in connection with the Merger. As a result of the Merger, all issued and outstanding capital stock of WCL was cancelled. The Company’s gross paid in and contributed surplus account was adjusted, with no impact, to reflect the amounts associated with WCL’s capital stock.

The Merger was accounted for using the statutory merger method pursuant to Statement of Statutory Accounting Principles (“SSAP”) No. 68, “Business Combinations and Goodwill” (“SSAP No. 68”). The Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus, Statements of Operations, and other prior year amounts included herein have been restated to reflect the merged results of the Company as though the Merger occurred on January 1, 2023, in accordance with the provisions of SSAP No. 68 and SSAP No. 3, “Accounting Changes and Correction of Errors” (“SSAP No. 3”).

The Department recognizes only statutory practices prescribed or permitted by the State of Nebraska (“the State”) for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under Nebraska Insurance Law. The National Association of Insurance Commissioners' ("NAIC") Accounting Practices and Procedures Manual, version effective January 1, 2001 ("NAIC SAP"), has been adopted as a component of prescribed or permitted practices by the State. The State has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Department has approved a permitted practice allowing the Company to calculate the policy reserves for funding agreements and guaranteed investment contracts utilizing a reference rate in the valuation interest rate calculation based on the day of the funding agreement issuance. This treatment may create differences between reserving requirements reflected herein and those in SSAP No. 52 Deposit-Type Contracts, and the reserving methodologies in Appendices A-820 and A-822 of NAIC SAP.

12

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following reconciles the Company's net income (loss) and capital and surplus as of and for the years ended December 31, prepared in accordance with NAIC SAP as compared to that prepared in accordance with practices prescribed and permitted by the Department.

		December 31
	SSAP #	2025	2024	2023
		($ in millions)
NET INCOME (LOSS)
State basis	XXX	$70	$492	$(37)
State prescribed practices that are an increase/(decrease) from NAIC SAP:
None	XXX	—	—	—
State permitted practices that are an increase/(decrease) from NAIC SAP:
Policy Reserve Calculation	52	18	(13)	22
Net income (loss), NAIC SAP	XXX	$52	$505	$(59)
SURPLUS
State basis	XXX	$5,390	$5,401
State prescribed practices that are an increase/(decrease) from NAIC SAP:
None	XXX	—	—
State permitted practices that are an increase/(decrease) from NAIC SAP:
Policy Reserve Calculation	52	28	10
Statutory surplus, NAIC SAP	XXX	$5,362	$5,391

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities, as well as reported amounts of revenues and expenses. Actual results could differ from those estimates.

The Company elected to use rounding in reporting amounts throughout the statutory financial statements and in the accompanying notes to the financial statements (collectively, the “statements”) and therefore summation of amounts and consistency between related amounts within the statements may be impacted by immaterial amounts.

Nature of Operations – The Company markets individual life insurance, guaranteed investment contracts, guaranteed funding agreements, and fixed and variable annuities. Its products are distributed nationally through various channels, including independent agents, insurance brokers, stockbrokers, financial institutions, company sales representatives, and automobile dealerships. The Company also seeks to acquire insurance policies from other insurers.

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to competition, economic conditions, interest rates, investment performance, maintenance of insurance ratings, inflation, and other factors.

13

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Summary of Significant Accounting Policies - The Company uses the following significant accounting policies:

Cash and Investments

Investments are stated at values determined by methodologies prescribed by the NAIC. Bonds not backed by other loans are stated at amortized cost using the interest method, except for bonds with an NAIC designation of 6 which are carried at the lower of amortized cost or fair value. For bonds carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Asset-backed securities stated at amortized cost utilize anticipated prepayments to determine the effective yield at purchase. The majority of prepayment assumptions for asset-backed securities are obtained from Bloomberg; other sources are: broker-dealer surveys, trustee information, and internal estimates. These assumptions are consistent with current interest rates and the economic environment. Changes in the timing of estimated future cash flows from the original purchase assumptions are accounted for using the prospective method.

Bonds and preferred stock fair values are obtained from nationally-recognized pricing services. The Company uses quotes obtained from brokers and internally developed pricing models to price those bonds that are not priced by these services.

Redeemable preferred stocks are stated at amortized cost or fair value, depending on the assigned credit ratings. Perpetual preferred stocks are stated at fair value, not to exceed any currently effective call price. For preferred stocks carried at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Common stocks, other than of subsidiary, controlled and affiliated entities are generally stated at a fair value obtained from a nationally recognized pricing service.

The Company’s 100% ownership interest in the outstanding common stock of its life insurance company, PLAIC, is stated at statutory capital and surplus, less the $2 million redemption value of PLAIC’s preferred stock, which is held by PLC.

The Company’s 100% ownership interest in the outstanding common stock of its life insurance company, MONY, is stated at statutory capital and surplus, consistent with SSAP No. 97, "Investments in Subsidiary, Controlled and Affiliated Entities" ("SSAP No. 97").

The Company’s 100% ownership interest in the outstanding common stock of its insurance company PPCIC, is stated at statutory capital and surplus, consistent with SSAP No. 97.

During 2023, the Company distributed all issued and outstanding shares of GGCIC’s common stock to PLC, resulting in a change in GGCIC’s immediate parent from the Company to PLC.

The Company’s 100% ownership interests in the outstanding common stock of its non-insurance companies, WDS, PAPI, and USWC are carried at zero since no accounting principles generally accepted in the United States of America (“GAAP”) audit is completed.

The Company's 100% ownership interest in the outstanding common stock of Atlas Peak Insurance Company, Ltd. is carried at zero since no GAAP audit is completed.

14

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company's 100% ownership interest in the outstanding common stock of its automotive finance and insurance provider AUL is recorded based on GAAP equity of AUL.

The Company's 100% ownership interest in the outstanding common stock of its statutory disability, paid family and medical leave, as well as medical gap insurance products, provider SPG is stated at statutory values consistent with SSAP No. 97.

The Company’s 100% ownership in the outstanding common stock of its wholly-owned Special Purpose Financial Insurer, Magnolia Re, is nonadmitted due to permitted practices received by Magnolia Re from its domiciliary state of Vermont. For Magnolia Re, Vermont allows the admission of the XOL Asset Value as an admitted asset. A similar permitted practice was not requested by the Company from the Department to include this XOL Asset Value in the Company’s carrying value of Magnolia Re.

On October 1, 2025, PLC contributed all the issued and outstanding shares of PL Re common stock to the Company, resulting in a change in PL Re's immediate parent from PLC to the Company. The Company's 100% ownership interest in the outstanding common stock of PL Re is nonadmitted.

Mortgage loans on real estate are stated at the aggregate unpaid principal balance. Book value adjustments are made for other-than-temporary declines. Temporary declines in value are reflected in “Change in net unrealized capital gains and losses” in unassigned funds.

Properties held for the production of income and home office real estate are stated at depreciated cost less encumbrances. Properties held for sale are stated at the lower of depreciated cost or fair value. Depreciation is computed on the straight-line method for all real estate holdings. Accumulated depreciation totaled $71 million and $68 million as of December 31, 2025 and 2024, respectively. There were no encumbrances as of December 31, 2025 or 2024.

Contract loans are carried at the unpaid principal balance. The excess of unpaid contract loan balances over the cash surrender value, if any, is nonadmitted and reflected as an adjustment to unassigned funds. Interest is capitalized as additional loan amounts on the respective anniversary dates.

Cash includes all demand deposits reduced by the amount of outstanding checks. The Company has deposits with certain financial institutions which exceed federally-insured limits; however, total deposits are maintained within the bank-specific deposit level guidelines established by the Company’s Investments Policy Committee. The Company reviews the credit worthiness of these financial institutions and believes there is minimal risk of material loss.

Short-term investments are stated at amortized cost, which the Company believes approximates fair value. Short-term investments include those investments whose maturities at the time of acquisition were one year or less. Money market mutual funds are classified as cash equivalents with measurement at fair value.

The Company’s investments in surplus notes with an NAIC Credit Rating Provider (“NAIC CRP”) designation of NAIC 1 or NAIC 2, are reported at amortized cost. Surplus notes held with no NAIC CRP designation, or with a designation of NAIC 3, 4, 5, or 6, are carried at the lesser of amortized cost or fair value. Investments in surplus notes are reported as “Other invested assets”.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company owns interests in joint ventures, partnerships and limited liability companies. The Company's carrying amount is generally based on the audited GAAP equity of the investee, depending on the nature of the Company's investment and percentage ownership. None of these investments exceeded 10% of the Company’s admitted assets at either December 31, 2025 or 2024.

Receivables and payables for securities represent balances outstanding with brokers related to purchase and sale transactions. These balances are cleared as amounts are received or paid.

Investment income is recorded when earned.

Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification and are included in the Statements of Operations on the trade date, net of the amount transferred to the Interest Maintenance Reserve (“IMR”) and net of applicable federal income taxes. The Company analyzes various factors to determine if any specific other-than-temporary impairment (“OTTI”) exists. Once a determination has been made that a specific OTTI exists, a realized loss is incurred and the cost basis of the impaired asset, other than asset-backed securities, is adjusted to its fair value. Impaired asset-backed securities are adjusted to the sum of their discounted future expected cash flows.

Derivatives

The Company uses various derivative instruments to manage risks related to certain life insurance and annuity products. The Company can use these derivatives as economic hedges against risks inherent in the products. These risks have a direct impact on the cost of these products and are correlated with the equity markets, interest rates, foreign currency levels, and overall volatility.

All derivative instruments qualifying for hedge accounting are valued consistently with the hedged item and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in carrying value for these derivatives, which qualify for hedge accounting, are recorded consistently with the hedged item. All derivative instruments used in hedging transactions that do not meet the criteria of an effective hedge are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as unrealized gains and losses.

The Company has accounting hedges that are described more fully in Note 11. Derivative instruments were entered into in connection with the issuance of certain funding agreements and are accounted for in a manner that is consistent with the accounting for the hedged items. The funding agreements are reported in accordance with Actuarial Guideline 33. Also, derivative instruments were entered into in connection with bond investments and are accounted for in accordance with SSAP No 23, "Foreign Currency Transactions and Translations" ("SSAP 23").

All of the Company's other derivatives are not effective accounting hedges. Therefore, they are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at their respective fair values. Any posted collateral and any upfront fees received or paid are also reported at their face amount on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in these positions' fair values during the year are reported as changes in unrealized gains (losses) in Surplus.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Upon termination of a derivative that qualified for hedge accounting, the realized gain or loss adjusts the basis of the hedged item and is recognized in income consistent with the hedged item.

Upon termination of a derivative that did not or no longer meets the criteria for hedge accounting, the realized gain or loss is recorded in “Net realized capital gains (losses)” in the Statements of Operations.

Cash flows associated with derivative instruments reported in the Statements of Assets are presented as ‘Derivatives and other miscellaneous proceeds’ and ‘Derivatives and other miscellaneous applications’. Cash flows associated with derivative instruments reported in the Statements of Liabilities, and Capital and Surplus are presented as ‘Other cash provided (applied), net’. Cash flows related to derivative instruments include amounts attributable to changes in cost and realized gains and losses.

Refer to Note 11 for further information regarding the Company’s derivative instruments.

Premium Revenue and Related Commissions

Annuity considerations are recognized as revenue when received. Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract. Accident and health premiums are earned ratably over the terms of the related insurance contracts.

Considerations for deposit type contracts, which do not have any life contingencies, are recorded directly to the related liability.

Acquisition costs, such as commissions and other costs related to new or renewal business, are expensed as incurred.

The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.

Life insurance premiums deferred and uncollected represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected.

Aggregate Reserves for Policies and Contracts

Policy reserves for future life insurance policy benefits are actuarially computed using methods and assumptions in accordance with certain state statutes and administrative regulations including both net level and modified reserve bases. The mortality tables and interest assumptions currently being used on the majority of policies in force are the 1941, 1958, 1980, and 2001 Commissioner’s Standard Ordinary tables with 2.0% to 8.0% interest. These liabilities are computed using statutory actuarial tables, which do not allow for modification based on the Company’s experience, investment yields, mortality or withdrawals. Aggregate reserves are shown net of the credit taken for reinsurance ceded. Effective in 2017 the Company began calculating reserves for certain newly-issued policies in accordance with NAIC Valuation Manual 20, “Requirements for Principle-Based Reserves for Life Products” (“VM-20”), and effective in 2020, reserves for all new issues are in accordance with VM-20.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company waives deduction of deferred fractional premiums upon death of the insureds and returns any portion of the final premium beyond the month of death. The Company has certain surrender values in excess of the legally computed reserves, which are included in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The method used in the valuation of substandard policies is based on the normal tabular reserves plus a portion of the substandard extra premium. For policies with a Mean reserve method, the extra substandard reserve is one half of the annualized extra premium (less a deferred premium). For policies with a Mid-terminal reserve method, the extra substandard reserve is the unearned modal substandard extra premium. For certain acquired business, a substandard mortality table is used.

As of December 31, 2025 and 2024, the Company had $8.8 billion and $9.6 billion, respectively, of insurance in-force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Nebraska. Reserves to cover this insurance totaled $121 million and $124 million as of December 31, 2025 and 2024, respectively, and were reported in “Aggregate reserves: Life policies and contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

Tabular interest, tabular less actual reserves released, and tabular cost are determined by formula. For the determination of investment earnings on funds not involving life contingencies, for each valuation rate of interest, the tabular interest is calculated as one-hundredth of the product of such valuation rate of interest times the mean of the amounts of funds subject to such valuation rate of interest held at the beginning and the end of the year of valuation. The tabular interest on funds not involving life contingencies is generally the interest actually credited or paid on such funds.

The Company’s variable annuity (“VA”) contracts contain guaranteed minimum death benefit (“GMDB”), guaranteed minimum income benefit (“GMIB”) and guaranteed living withdrawal benefit (“GLWB”). Some of the Company's variable universal life (“VUL”) contracts contain GMDB features.

The VA GMDB becomes payable upon death. The guaranteed amount varies by the particular contract and option elected, and may be based on amounts deposited, amounts deposited accumulated at guaranteed interest, maximum account value on prior anniversaries, or some combination. All guarantees are reduced for prior partial withdrawal activity. The charge for the GMDB can either be based on a percentage of account value, a percentage of the GMDB, or a percentage of net amount at risk (GMDB amount less account value).

The VA GMIB, which is only available in selected contracts, becomes payable only upon annuitization after a specific number of years have passed since the contract effective date. The guarantee is based on total amounts deposited less amounts previously withdrawn.

The VA GLWB is only available on more recent contracts and applies to amounts withdrawn. The charge is a percentage of the guaranteed benefit base, and the annual guaranteed withdrawal amount is equal to 3.0% to 14.8% depending on the contract owner's age and the payout structure elected.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Effective January 1, 2020, statutory reserves for variable annuities are calculated according to NAIC Valuation Manual 21, “Requirements for Principle-Based Reserves for Variable Annuities” (“VM-21”). This replaces the prior reserve calculations under Actuarial Guidelines 43 (“AG43”). There is not a standalone reserve for GMDB, GMIB, or GLWB. The base reserve incorporates the risk of all of these guarantees.

The VUL GMDB provides lapse protection by holding the policy in force during periods when the account value is less than or equal to zero. The charges, duration of the guarantee, and catch-up provisions depend on the terms of the underlying contract or rider. Reserves for GMDB are calculated in accordance with Actuarial Guideline 37, “Variable Life Insurance Reserves for Guaranteed Minimum Death Benefits". Reserves for the VUL GMDB were $40 million and $40 million as of December 31, 2025 and 2024, respectively.

Liabilities for policy reserves on fixed annuity contracts are calculated based on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”). The reserve calculation considers the interest credited rates and guarantee periods specific to each policy as well as the appropriate mortality table depending on the contract issue date.

The Company’s fixed indexed annuity products (“FIA”) and single premium deferred annuity (“SPDA”) contracts contain an optional GLWB. The annual guaranteed withdrawal amount is applied to the benefit base and equals 3.0%-10.0% for FIA and 4.5%-10.3% for SPDA depending on the contract owner's age. The benefit is a part of the CARVM calculation under Actuarial Guideline 35. The base reserve incorporates the risk of this guarantee.

The Company sells Structured Annuities which are a fixed indexed annuity with floored downside equity risk. Due to the potential for negative equity performance and the presence of a death benefit, the reserves are also calculated under VM-21.

Reserves for deposit type funds are equal to deposits received and interest credited to contract holders less surrenders and withdrawals that represent a return to the contract holder. Interest rates credited ranged from 0.96% to 5.76% for guaranteed investment contracts and funding agreements and 0.0% to 11.25% for immediate annuities during 2025. Interest rates credited ranged from 0.47% to 6.4% for guaranteed investment contracts and funding agreements and 0.0% to 11.25% for immediate annuities during 2024. Interest rates credited ranged from 0.39% to 6.4% for guaranteed investment contracts and funding agreements and 0.0% to 11.25% for immediate annuities during 2023.

Certain of the Company's policy reserves relate to universal life policies with secondary guarantees (“ULSG”) which guarantee that insurance coverage will remain in force (subject to the payment of specified premiums). These products do not allow the Company to adjust policyholder premiums after a policy is issued, and most of these products do not have significant account values upon which interest is credited. Policy reserves for these products are actuarially computed using methods and assumptions in accordance with Actuarial Guideline 38 (“AG38”) for policies issued between 2003-2019, and in accordance with VM-20 for policies issued in 2020 and later. Total reserves for ULSG policies were $9.5 billion, including indexed universal life, and $9.9 billion as of December 31, 2025 and 2024, respectively.

Liabilities for accident and health policies include unearned premiums and additional reserves. The liability for future policy benefits and claims on life and health insurance products includes estimated unpaid claims that have been reported to the Company and claims incurred but not yet reported. Changes in estimates are reflected in operations during the period in which the change occurred.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Liabilities for losses and loss adjustment expenses for accident and health contracts are estimated by the Company’s valuation actuary using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates specified by regulatory authorities for disability income business.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, "Individual and Group Accident and Health Contracts".

Policy and Contract Claims

Policy and contract claims include provisions for reported life, accident and health claims in process of settlement, valued in accordance with the terms of the related policies and contracts, as well as provisions for claims incurred but not reported based primarily on prior experience of the Company. As such amounts are necessarily estimates, the ultimate liability may differ from the amount recorded and will be reflected in the results of operations when additional information becomes known.

Retained Assets

In the event of a claim, the beneficiary is given the option of a direct payment, a settlement option provided by the policy or a retained asset account.

The Company accounts for retained assets in a manner similar to supplementary contracts. Claims expense is reported in “Death and annuity benefits” in the Statements of Operations. In lieu of a cash payment to the beneficiary, a liability is established in “Liability for deposit-type contracts” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus.

The balance of retained asset accounts was $279 million as of December 31, 2025 and $325 million as of December 31, 2024.

Asset Valuation Reserve (“AVR”) and Interest Maintenance Reserve (“IMR”)

The Company established certain reserves as required by NAIC SAP. The AVR is based upon a statutory formula as prescribed by the NAIC to provide a standardized reserve for realized and unrealized losses from default and/or equity risks associated with all invested assets, excluding cash, contract loans, premium notes, collateral loans, and investment receivables. Realized gains and losses related to fixed maturity investments resulting from changes in credit quality and capital gains and losses related to all other investments, net of applicable federal income taxes, are reflected in the calculation of AVR. Unrealized gains and losses, net of applicable deferred federal income taxes, are also reflected in the calculation. Changes in AVR are charged or credited directly to unassigned funds.

The IMR captures realized gains and losses, net of applicable federal income taxes, from the sale of certain investments. The portion of these realized gains and losses resulting from changes in the general level of interest rates is not recognized currently but is amortized into income over the approximate remaining life of the investment sold.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Federal Income Taxes

The provision for federal income taxes is computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies. Deferred income taxes are provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. The admission of gross deferred income tax assets is subject to various limitations as specified by NAIC Statutory Accounting Principles (“SAP”). Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds.

Reinsurance

In the normal course of business, the Company seeks to limit aggregate and single exposure to losses on large risks by purchasing reinsurance from other reinsurers. Amounts recoverable from reinsurers related to paid policy claims are included in “Amounts recoverable from reinsurers” and insurance liabilities are reported net of reinsurance recoverables in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. Receivables and payables from the same reinsurer, including funds withheld, are generally offset. For reserve credits taken related to reinsurers considered to be unauthorized by the Department, the Company must obtain letters of credit, funds withheld, or other forms of collateral in amounts at least equal to reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies.

Reinsurance premiums ceded and reinsurance recoveries on policy claims and benefit reserves are netted against the respective “Premiums and annuity considerations” and “Death and annuity benefits” in the Statements of Operations. Revenues from commissions and expense allowances on reinsurance ceded are recognized in the period in which the transaction occurs and recorded in “Commissions and expense allowances on reinsurance ceded” in the Statements of Operations. The change in modified coinsurance (“MODCO”) reserves ceded and related expenses are included in “Reserve adjustments on reinsurance ceded” in the Statements of Operations.

The Company remains liable with respect to ceded insurance should any reinsurer fail to meet the obligations it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Separate Accounts

The Company issues variable annuities, variable life contracts, market value adjusted annuities (“MVAA”), and fixed rate universal life contracts that are all Bank Owned Life Insurance (“BOLI”) contracts. Absent any contract guarantees of either a minimum return or account value upon death or annuitization, variable annuity and life contract holders bear the investment risk that the Separate Accounts’ funds may not meet their stated investment objectives. The assets and liabilities related to Separate Accounts are recorded at fair value and reported separately as assets and liabilities held in Separate Accounts except for the BOLI contracts. The BOLI Separate Account assets and liabilities are stated at book value. Fees charged on Separate Account contract owner deposits are included in “Other income” in the Statements of Operations. In the event that the asset value of certain contract holder accounts is projected to be below the value guaranteed by the Company, a liability is established through a charge to operations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2.	Statutory and Generally Accepted Accounting Principles Differences

Accounting practices prescribed or permitted by the Department vary in some respects from GAAP. A summary of significant SAP and their difference to GAAP, is as follows:

1.	The costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to operations in the year incurred and thus are not amortized over the period benefited, whereas premiums are taken into revenue over the premium paying period of the related policies. Under GAAP, acquisition costs on successful efforts are capitalized and charged to operations on a constant level basis over the expected term of the subject policies;

2.	Deposits to universal life contracts, investment contracts and limited payment contracts are credited to revenue. Under GAAP, these items are accounted for as deposits on the balance sheet and do not flow through the income statement;

3.	Under SAP rules that precede Principles Based Reserves (“PBR”), policy reserves for future policy benefits are actuarially computed in accordance with certain state statutes and administrative regulations including reserve bases appropriate for life, accident and health, and annuity products. These liabilities are computed using statutory actuarial tables which do not allow for modification based on the Company’s experience. Under PBR, company experience is utilized in setting certain assumptions for the scenario-based reserves for life and annuity products as defined under VM-20 and VM-21. Aggregate statutory reserves are shown net of the credit taken for reinsurance. Under GAAP, reserves for life-contingent annuity and traditional life insurance products are based on the present value of future benefits less the present value of future net premiums based on mortality, lapse, and other assumptions. Reserves for non-life-contingent annuity and universal life insurance products are recognized by establishing a liability equal to the current account value of the policyholders’ contracts, with an additional reserve for certain guaranteed benefits. Aggregate reserves are shown gross with an offsetting reinsurance recoverable;

4.	Certain assets must be included in the statutory financial statements at “admitted asset value” and “nonadmitted assets” must be excluded through a charge against surplus. No such reduction of asset values is required under GAAP;

5.	Bonds and redeemable preferred stocks are generally stated at amortized cost and perpetual preferred stocks are stated at fair value. For bonds and preferred stocks stated at fair value, the difference between cost and fair value is reflected in “Change in net unrealized capital gains and losses” in unassigned funds. Under GAAP, bonds and preferred stocks, other than those classified as held to maturity, are stated at fair value with changes recorded in accumulated other comprehensive income (loss) in the balance sheet if classified as available-for-sale securities or in the income statement if classified as trading securities;

6.	Subsidiaries and affiliates are carried as investments and their periodic net income or loss is recorded in “Change in net unrealized capital gains and losses” in unassigned funds, and dividends are recorded as investment income. GAAP requires subsidiaries and certain variable interest entities to be consolidated and results of operations are included in net income (loss);

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

7.	Certain assets and liabilities are reported net of ceded reinsurance balances, which is not permitted by GAAP;

8.	Realized capital gains and losses are reflected net of transfers to IMR and federal income tax in the Statements of Operations. Under GAAP realized capital gains and losses are reflected on a gross basis in the income statement as the IMR concept does not exist in GAAP;

9.	Deferred federal income tax is provided based upon the expected future impact of differences between the financial statement and tax basis of assets and liabilities. Gross deferred tax assets are reduced by a valuation allowance if it is more likely than not that some portion or all of the assets will not be realized. The admission of gross deferred income taxes, after any valuation allowance, is additionally subject to various limitations as specified by NAIC SAP. No such admissions test exists under GAAP. Changes in deferred tax assets and liabilities are recognized as a separate component of unassigned funds, while under GAAP, these changes are included in income tax expense or benefit in the income statement;

10.	The AVR is reported as a liability rather than as a reduction in investments and is charged directly to surplus. No such reserve is required under GAAP;

11.	The IMR is reported as a liability or contra-liability and the amortization of the IMR is reported in the revenue section of the Statements of Operations. No such reserve is required under GAAP;

12.	The Statements of Cash Flow are presented in the required statutory format which differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash, cash equivalents and short-term investments instead of cash and cash equivalents. Short-term investments include securities with maturities of one year or less at the time of acquisition. SAP requires no reconciliation between net income and net cash provided by operating activities as required by GAAP;

13.	The change in the unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss);

14.	Any premiums due that are not yet paid, and premiums paid on other than an annual basis, are included in premiums deferred and uncollected on the Statements of Admitted Assets, Liabilities, and Capital and Surplus. On a GAAP basis, deferred premiums are netted against policy reserves and are generally calculated as a component of gross premiums;

15.	For reserve credits taken related to reinsurers considered “unauthorized” by the Department, the Company must obtain letters of credit, funds withheld or other forms of collateral in amounts at least equal to the reserve credits. To the extent such collateral is not obtained, the Company must record a liability for reinsurance in unauthorized companies with a charge to unassigned funds. No such liability is recorded for GAAP;

16.	Market value adjusted annuities are included in the Company’s general account for GAAP purposes, but are included in Separate Accounts on a statutory basis;

17.	The BOLI fixed rate universal life contracts are included in the Company’s general account for GAAP purposes but are included in Separate Accounts on a statutory basis;

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

18.	Contracts that contain an embedded derivative are not bifurcated between components and are accounted for as part of the host contract, whereas under GAAP, the embedded derivative would be bifurcated from the host contract and accounted for separately;

19.	Under SAP, surplus notes are reported as equity rather than as a liability for GAAP; and

20.	Acquisitions and reinsurance transactions can be subject to different accounting treatments due to differences in risk transfer and business combination assessments. Certain acquisitions of inforce business are accounted for as reinsurance pursuant to Statutory guidelines and business combinations for GAAP reporting purposes, depending on whether they constitute the acquisition of a business under GAAP guidance.

The differences between NAIC SAP and GAAP have not been quantified as of December 31, 2025, 2024 and 2023 or for the years then ended; however, the differences are presumed to be material.

3.	Accounting Changes and Prior Period Adjustments

Accounting Changes

Effective January 1, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26, “Bonds,” and SSAP No. 43, “Asset-Backed Securities” for the principles-based bond definition, the accounting for bonds (issuer credit obligations and asset-backed securities), as well as revisions to various SSAPs that have been updated to reflect the revised definition or SSAP references. Prior period disclosures have not been updated to reflect the new breakout of bond classifications resulting from the adoption of this guidance.

Upon adoption of the revisions, the Company reclassified securities with a book adjusted carrying value of $809 million that were previously classified as bonds on the Statements of Admitted Assets, Liabilities, and Capital and Surplus to preferred stocks. The reclassification resulted in a change in measurement basis, with an aggregate book adjusted carrying value of $785 million after transition, and a resulting surplus impact of $(24) million, reflecting the difference between the December 31, 2024 carrying value and the post-transition fair value. This amount was reported as a change in net unrealized capital gains and losses in unassigned funds in the first quarter of 2025.

Effective January 1, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to expand and amend guidance within SSAP No. 93, “Low-Income Housing Tax Credit Property Investments” (“SSAP No. 93”) to include all tax credit investments regardless of structure and type of state or federal tax credit program. Additionally, the NAIC revised SSAP No. 94, “Transferable and Non-Transferable State Tax Credits” (“SSAP No. 94”) to expand and amend guidance to include both purchased state and federal tax credits. Lastly, consistency revisions were adopted to SSAP No. 34, “Investment Income Due and Accrued” and SSAP No. 48, “Joint Ventures, Partnerships, and Limited Liability Companies” resulting from changes in SSAP No. 93 and SSAP No. 94. This guidance did not impact the Company upon adoption, as it does not currently have tax credit investments in scope of the revisions.

As of January 1, 2024, the Company implemented index credit hedge margins for hedges associated with index crediting strategies in NAIC Valuation Manual 21, "Requirements for Principle-Based Reserves for Variable Annuities" ("VM-21"). The cumulative net impact of this change was a $1 million increase to reserves and was treated as a "Change in reserve on account of change in valuation basis". The impact of this change was to increase "Increase in aggregate reserves", and decrease "Change in reserve on account of change in valuation basis", by $1 million. In accordance with the provisions of SSAP No. 3, the $1 million cumulative effect represents the January 1, 2024 impact of the change.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of January 1, 2023, the Company implemented a future hedging strategy under the implicit method in VM-21. The cumulative net impact of this change was a $74 million decrease to reserves and was treated as a “Change in reserve on account of change in valuation basis”. The impact of this change was to decrease “Increase in aggregate reserves”, and increase “Change in reserve on account of change in valuation basis”, by $74 million. In accordance with the provisions of SSAP No. 3, the $74 million cumulative effect represents the January 1, 2023 impact of the change.

Effective January 1, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 86 “Derivatives”. These revisions provide for more consistency between SAP and GAAP with respect to the assessment of effective hedge relationships and introduce additional guidance for the application of certain hedging methods. The revised guidance did not impact the Company’s financial position or results of operations.

Effective August 13, 2023, the NAIC Statutory Accounting Principles Working Group adopted INT 23-01 Net Negative (Disallowed) Interest Maintenance Reserve (“INT 23-01”). INT 23-01 provides a limited-time, optional exception to the existing guidance in SSAP No. 7 “Asset Valuation Reserve and Interest Maintenance Reserve” and the annual statement instructions that requires net negative (disallowed) IMR in the general account to be nonadmitted. Companies who elect the optional exception are permitted to admit negative IMR up to 10% of adjusted capital and surplus, subject to certain disclosure requirements and other constraints. The revised guidance did not impact the Company, as it did not have a negative IMR balance at the end of the reporting period.

Prior Period Adjustments

During 2025, the Company made certain reclassifications to the prior period amounts shown in the financial statements. The Company has determined the reclassifications were not material to the financial statements for the periods presented.

During 2025, the Company identified an error in the calculation of other amounts payable on reinsurance included in “Other liabilities”. The Company’s “Other expenses” and “Other income” were overstated by $10 million and $3 million, respectively, on a pre-tax basis. The correction of the error, after tax, resulted in an increase to “Unassigned funds - surplus” of $5 million which was reported as a prior period adjustment. In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2025 impact of the correction.

During the June 30, 2024 statutory filing, the Company identified an error in the calculation of its annuity reserves related to the December 31, 2023 statutory annual statement.  The Company’s “Increase in aggregate reserves” was understated by $59 million. The correction of the error, after tax, resulted in a decrease to “Unassigned funds - surplus” of $48 million. In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2024 impact of the correction.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During 2023, the Company identified an error in its calculation of uncollected premiums related to the December 31, 2022 statutory annual statement. As a result of the error, the Company’s “Premiums and annuity considerations” were overstated by $1 million, “Commissions and expense allowances on reinsurance ceded” was overstated by $8 million and “Increase in aggregate reserves” was understated by $2 million. Additionally, the Company’s “Change in non-admitted assets” were overstated by $16 million. The adjustments related to this correction resulted in a change of $1 million to “Change in net deferred income tax”. The net effect of these changes was an increase to “Unassigned funds - surplus” of $4 million which was reported as a prior period adjustment. In accordance with the provisions of SSAP No. 3, this amount represents the January 1, 2023 impact of the correction.

4.	Business Combinations and Goodwill

Statutory Purchase Method

The Company completed the transaction to acquire leading automotive finance and insurance provider AUL. AUL offers a variety of finance and insurance products, including warranties, vehicle service contracts, and a suite of ancillary products. The transaction was completed on May 2, 2022. The Company accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68. The aggregate purchase price was $347 million and the application of pushdown accounting at AUL resulted in $223 million of goodwill.

On November 1, 2024, PLICO completed the acquisition of SPG, a leading provider of paid family and medical leave, disability benefits law coverage, as well as medical gap insurance products, among others. SPG, a New York corporation, is the holding company of ShelterPoint Life Insurance Company ("SPL"), a New York corporation, and its wholly owned subsidiary ShelterPoint Insurance Company ("SPI"), a Florida corporation. The Company accounted for this transaction under the statutory purchase method of accounting as required by SSAP No. 68. The final purchase price was $768 million and the application of pushdown accounting at SPG resulted in $241 million of goodwill.

A summary of the transactions described above, which were accounted for as statutory purchases, is as follows:

	($ in millions)
Purchased Entity	Acquisition Date	Cost of Acquired Entity	Original Amount Goodwill	Original Amount of Admitted Goodwill	Admitted Goodwill as of the Reporting Date	Amount of Goodwill Amortized During the Reporting Period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, Gross of Admitted Goodwill
AUL Corp	5/2/2022	347	$223	$223	$156	$22	$231	67.7%
ShelterPoint Group, Inc	11/1/2024	768	$241	$241	$213	$25	$596	35.7%
Total	XXX	$1,115	$464	$464	$369	$47	$827	XXX

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

5.	Investments

Net Investment Income

Net investment income consists of the following:

	For The Years Ended December 31,
	2025	2024	2023
	($ in millions)
Bonds	$2,509	$2,427	$2,198
Common stocks (unaffiliated)	17	19	13
Common stocks (affiliated)	95	129	45
Preferred stocks	67	37	37
Mortgage loans	586	550	481
Income from real estate investments	14	16	15
Cash, cash equivalents, and short-term investments	64	53	29
Contract loans	45	46	46
Derivatives	41	30	45
Securities lending	3	2	1
Other invested assets	41	41	40
Total investment income	3,482	3,350	2,950
Investment expenses	251	261	215
Net investment income	$3,231	$3,089	$2,735

Due and accrued income is excluded from investment income on the following basis:

Mortgage loans -	Income is excluded on loans delinquent more than 90 days. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible.
Bonds -	When the Company determines collection of interest to be uncertain or interest is 90 days past due, the accrual of interest is discontinued.

The total amount excluded from investment income due and accrued as of December 31, 2025 and 2024 was $2 million and $1 million, respectively.

The admitted amounts for interest income due and accrued were $594 million and $601 million as of December 31, 2025 and 2024.

The Company had no amounts of deferred interest as of December 31, 2025 and 2024.

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance were $10 million and $7 million as of December 31, 2025 and 2024, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Realized Gains and Losses

Realized investment gains (losses) are summarized as follows:

	For The Years Ended December 31,
	2025	2024	2023
	($ in millions)
Bonds	$(68)	$1	$(48)
Preferred stocks	(6)	—	(4)
Common stocks (unaffiliated)	—	—	1
Common stocks (affiliated)	—	—	38
Mortgage loans	(19)	(41)	(26)
Real estate	(1)	—	1
Derivative instruments	(84)	(141)	(187)
Other investments	11	—	4
Other-than-temporary impairments	(61)	(9)	(237)
Less:
Amount transferred to interest maintenance reserve	(97)	(37)	(104)
Federal income tax expense (benefit)	5	(59)	(42)
Net realized investment gains (losses)	$(136)	$(94)	$(312)

Proceeds from the sales of investments in bonds, common stocks, and preferred stocks are shown below:

	For The Years Ended December 31
	2025	2024	2023
	($ in millions)
Proceeds from sales	$11,614	$5,935	$5,788
Gross gains	181	140	139
Gross losses	254	140	153

Unrealized Gains and Losses

The change in net unrealized capital gains and losses included in unassigned funds is as follows:

	For The Years Ended December 31,
	2025	2024	2023
	($ in millions)
Preferred stocks	$2	$13	$34
Common stocks (affiliated)	(104)	(93)	(45)
Common stocks (unaffiliated)	—	—	(1)
Mortgage loans	7	28	(25)
Derivative instruments	107	(102)	137
Other	3	9	(6)
Less:
Federal income tax expense (benefit)	25	(11)	29
Total change in net unrealized capital gains and losses	$(10)	$(134)	$65

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2025, gross unrealized gains pertaining to common stocks were $275 million and gross unrealized losses were $876 million. As of December 31, 2024, gross unrealized gains pertaining to common stocks were $243 million and gross unrealized losses were $767 million. $876 million and $767 million of unrealized losses for 2025 and 2024, respectively, and $275 million and $243 million of unrealized gains for 2025 and 2024, respectively, relate to the Company's investments in subsidiaries which are recorded at statutory book value or GAAP equity in accordance with NAIC SAP.

During 2025, the Company recorded $164 million in unrealized gains on derivative instruments due to changes in fair value. During 2024, the Company recorded $119 million in unrealized losses on derivative instruments due to changes in fair value. During 2023, the Company recorded $156 million in unrealized gains on derivative instruments due to changes in fair value.

Bonds and Preferred Stocks

Statement values in the following tables for December 31, 2025 are presented on a gross basis and there was no nonadmission of bonds as of December 31, 2025, related to repurchase agreement collateral requirements. Statement values in the following tables for December 31, 2024 are presented on a gross basis and do not reflect the nonadmission of $1 million of bonds as of December 31, 2024, related to repurchase agreement collateral requirements.

The statement value and estimated fair value of the Company's bond and preferred stock investments as of December 31 are as follows:

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
2025	($ in millions)
Bonds - Issuer Credit Obligations:
U.S. Government Obligations	$398	$1	$(45)	$354
Other U.S. Government Obligations	305	—	(84)	221
Non-U.S. Sovereign Jurisdiction	144	2	(15)	131
Municipal Bonds - General Obligations	206	2	(15)	193
Municipal Bonds - Special Revenue	1,523	34	(129)	1,428
Project Finance Bonds	643	16	(1)	658
Corporate Bonds	31,284	367	(2,753)	28,898
Single Entity Backed Obligations	260	7	—	267
Bonds Issued by Funds Representing Operating Entities	700	5	(33)	672
Bank Loans	534	4	(2)	536
Other Issuer Credit Obligations	1,370	34	(35)	1,369
Total	37,367	472	(3,112)	34,727
Bonds - Asset Backed Securities:
Agency residential mortgage-backed securities	792	2	(112)	682
Agency commercial mortgage-backed securities	53	—	(7)	46
Non-Agency residential mortgage-backed securities	8,865	52	(860)	8,057
Non-Agency commercial mortgage-backed securities	1,066	4	(55)	1,015
Non-Agency CLOs/CBOs/CDOs	3,207	15	(1)	3,221
Other Asset-Backed	1,528	14	(14)	1,528
Equity Backed	29	—	—	29
Lease-Backed	11	—	—	11
Total	15,551	87	(1,049)	14,589
Total bonds	52,918	559	(4,161)	49,316
Preferred stocks	1,004	1	(68)	937
Total bonds and preferred stocks	$53,922	$560	$(4,229)	$50,253

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

2024	($ in millions)
Bonds:
US Government	$351	$—	$(54)	$297
Other governments	148	—	(22)	126
US states, territories, and possessions	238	1	(17)	222
US political subdivision	106	—	(9)	97
US special revenue & special assessment	2,243	31	(288)	1,986
Industrial and miscellaneous	35,389	270	(3,668)	31,991
Hybrids	379	20	(6)	393
Bank Loans	537	5	—	542
Total bonds, excluding loan-backed and structured securities	39,391	327	(4,064)	35,654
Loan-backed and structured securities:
Residential mortgage-backed securities	8,275	21	(1,218)	7,078
Commercial mortgage-backed securities	1,433	2	(108)	1,327
Asset-backed securities	3,129	29	(29)	3,129
Total loan-backed and structured securities	12,837	52	(1,355)	11,534
Total bonds	52,228	379	(5,419)	47,188
Preferred stocks	608	2	(64)	546
Total bonds and preferred stocks	$52,836	$381	$(5,483)	$47,734

The statement value and estimated fair value of bonds as of December 31, 2025, by expected maturity, is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain of these obligations.

	Statement Value	Estimated Fair Value

	($ in millions)
Bonds - Issuer Credit Obligations:
Due in 1 year or less	$521	$521
Due after 1 year through 5 years	3,990	3,926
Due after 5 years through 10 years	5,887	5,767
Due after 10 years	26,969	24,513
Subtotal	37,367	34,727

Bonds - Asset Backed Securities:
Due in 1 year or less	$381	$364
Due after 1 year through 5 years	3,988	4,008
Due after 5 years through 10 years	2,145	2,155
Due after 10 years	9,037	8,062
Subtotal	15,551	14,589
Total bonds	$52,918	$49,316

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s investment gross unrealized losses and estimated fair values, aggregated by investment category and length of time that individual securities have been in a continuous loss position as of December 31 are as follows:

	Less Than 12 Months		12 Months or More		Total

	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2025	($ in millions)
Bonds - Issuer Credit Obligations:
U.S. Government Obligations	$—	$—	$201	$(45)	$201	$(45)
Other U.S. Government Obligations	11	—	210	(84)	221	(84)
Non-U.S. Sovereign Jurisdiction	28	(1)	75	(14)	103	(15)
Municipal Bonds - General Obligations	—	—	116	(15)	116	(15)
Municipal Bonds - Special Revenue	96	(4)	829	(125)	925	(129)
Project Finance Bonds	74	(1)	—	—	74	(1)
Corporate Bonds	3,045	(130)	17,325	(2,623)	20,370	(2,753)
Single Entity Backed Obligations	26	—	22	—	48	—
Bonds Issued by Funds Representing Operating Entities	109	(2)	217	(31)	326	(33)
Bank Loans	103	(2)	—	—	103	(2)
Other Issuer Credit Obligations	98	(2)	345	(33)	443	(35)
Total	3,590	(142)	19,340	(2,970)	22,930	(3,112)
Bonds - Asset Backed Securities:
Agency residential mortgage-backed securities	—	—	414	(112)	414	(112)
Agency commercial mortgage-backed securities	1	—	45	(7)	46	(7)
Non-Agency residential mortgage-backed securities	714	(1)	3,509	(859)	4,223	(860)
Non-Agency commercial mortgage-backed securities	71	(7)	562	(48)	633	(55)
Non-Agency CLOs/CBOs/CDOs	171	(1)	8	—	179	(1)
Other Asset-Backed	286	(1)	169	(13)	455	(14)
Equity Backed	29	—	—	—	29	—
Lease-Backed	11	—	—	—	11	—
Total	1,283	(10)	4,707	(1,039)	5,990	(1,049)
Total bonds	4,873	(152)	24,047	(4,009)	28,920	(4,161)
Preferred stocks	30	(3)	146	(65)	176	(68)
Total bonds and preferred stocks	$4,903	$(155)	$24,193	$(4,074)	$29,096	$(4,229)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	Less Than 12 Months		12 Months or More		Total

	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss	Estimated Fair Value	Gross Unrealized Loss

2024	($ in millions)
Bonds:
US Government	$54	$(3)	$227	$(51)	$281	$(54)
Other governments	45	(4)	81	(18)	126	(22)
US states, territories, and possessions	43	(1)	152	(16)	195	(17)
US political subdivision	—	—	64	(9)	64	(9)
US special revenue & special assessment	87	(2)	1,450	(286)	1,537	(288)
Industrial and miscellaneous	7,919	(447)	18,449	(3,221)	26,368	(3,668)
Hybrids	42	(1)	87	(5)	129	(6)
Bank Loans	38	—	—	—	38	—
Total bonds, excluding loan-backed and structured securities	8,228	(458)	20,510	(3,606)	28,738	(4,064)
Loan-backed and structured securities:
Residential mortgage-backed securities	1,697	(34)	3,822	(1,184)	5,519	(1,218)
Commercial mortgage-backed securities	103	(3)	1,102	(105)	1,205	(108)
Asset-backed securities	106	(2)	527	(27)	633	(29)
Total loan-backed and structured securities	1,906	(39)	5,451	(1,316)	7,357	(1,355)
Total bonds	10,134	(497)	25,961	(4,922)	36,095	(5,419)
Preferred stocks	1	—	193	(64)	194	(64)
Total bonds and preferred stocks	$10,135	$(497)	$26,154	$(4,986)	$36,289	$(5,483)

For securities other than asset-backed securities, the Company generally considers a number of factors in determining whether an impairment is other-than-temporary (see the “Asset-Backed Securities” section for information on asset-backed security OTTIs). These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security's amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer's industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security-by-security review each quarter in evaluating the need for any OTTIs. Although no set formula is used in this process, the investment performance, collateral position and continued viability of the issuer are significant measures considered. For securities in an unrealized loss position for which an OTTI was not recognized, the Company believes that it is probable that all amounts will be collected as due according to the contractual terms of the debt security in effect at the date of acquisition and has the intent and ability to hold these securities until recovery. The Company recognized $58 million, $4 million, and $235 million of OTTIs on non-asset-backed securities during 2025, 2024, and 2023, respectively.

The Company had securities with a fair value of $24.2 billion in an unrealized loss position for greater than twelve months as of December 31, 2025, and the related unrealized loss of $4.1 billion pertains primarily to residential mortgage-backed, industrial, utility, and insurance securities. The Company had securities with a fair value of $26.2 billion in an unrealized loss position for greater than twelve months as of December 31, 2024, and the related unrealized loss of $4.9 billion pertains primarily to residential mortgage-backed, banking, insurance, and communications securities. The aggregate decline in fair value of these securities each year was deemed temporary due to positive factors such as the financial health of the investee, the continued access of the investee to capital markets, the average life of the securities, and the performance of the underlying collateral that support the recoverability of these investments.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2025 and 2024, bonds and cash having a fair value of $17 million and $22 million, respectively, were on deposit with various governmental authorities as required by law.

There were no individual bonds that exceeded 10% of capital and surplus as of December 31, 2025 and 2024.

Asset-Backed Securities

For the impairment review of asset-backed securities, the Company employed the prospective method during the period, and based its assumptions regarding expected maturity dates on market interest rates and overall economic conditions. The information used for these assumptions was provided by a nationally recognized, real-time database.

For each of the years in the three-year period ended December 31, 2025, the Company recorded no OTTIs due to intent to sell these securities. Also, no such impairments were recorded due to an inability or lack of intent to retain those securities in a gross unrealized loss position for a period of time sufficient to recover their amortized cost.

During 2025, 2024 and 2023, the Company recognized $3 million, $5 million and $2 million, respectively, of OTTIs on asset-backed securities.

All impaired securities (fair value is less than cost or amortized cost) for which an OTTI has not been recognized in the Statements of Operations as a realized loss (including securities with a recognized OTTI for non-interest related declines when a non-recognized interest related impairment remains) are as follows as of December 31:

	2025	2024

	($ in millions)
The aggregate amount of unrealized losses:
Less than 12 months	$10	$39
12 months or longer	$1,039	$1,316

The aggregate related fair value of securities with unrealized losses:
Less than 12 months	$1,283	$1,906
12 months or longer	$4,707	$5,452

In determining whether an asset-backed security had experienced an OTTI, the Company considers the delinquency (and foreclosure status, if applicable) of the underlying loans or mortgages, the expected recovery value of the underlying collateral in relation to the current amount of the investment, and the degree to which such losses, based upon the foregoing factors, will first be absorbed by tranches that are subordinate to the Company’s securities.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company held the following securities with 5GI rating as of December 31, 2025 and 2024.

	Current Year, Number of 5GI Securities	Prior Year, Number of 5GI Securities	Current Year, Aggregate BACV	Prior Year, Aggregate BACV	Current Year, Aggregate Fair Value	Prior Year, Aggregate Fair Value

			($ in millions)
ICO - Amortized Cost	5	—	$8	$—	$7	$—
Total	5	—	$8	$—	$7	$—

The Company's exposure to subprime mortgage related risk is limited to investments in residential mortgage-backed securities that are backed by loans to borrowers with lower credit ratings. These securities are classified as subprime at issuance. The Company has exposure to Alt-A bonds which were made to borrowers with less than conventional documentation of their income and/or net assets. The Company has exposure to unrealized losses on these holdings from changes in fair values due to widening spreads in a difficult and illiquid market environment. In addition, the Company has exposure to realized losses if it is determined that the securities are other-than-temporarily impaired. These risks are mitigated somewhat by the Company's ability and intent to hold these securities to recovery, which may be at maturity. These securities are reviewed monthly to ensure they are performing as expected and to ensure sufficient credit support.

The Company has no direct exposure through investments in subprime mortgage loans. The Company has no underwriting exposure to subprime mortgage risk.

The following information relates to the Company’s other investments with subprime exposure at December 31:

	Actual Cost	Book/ Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized

2025	($ in millions)
Residential mortgage-backed securities	$25	$27	$30	$—

2024
Residential mortgage-backed securities	$10	$11	$15	$—

Repurchase Agreements and Securities Lending Transactions

For repurchase agreements, the Company initiates short-term (typically less than 30 days) collateralized borrowings whereby cash is received, and securities or mortgage loans are posted as collateral. The Company reports the cash proceeds as a liability, and the difference between the cash proceeds and the amount at which the securities or mortgage loans are reacquired as interest expense. As of December 31, 2025, the Company had no balances outstanding under these agreements. As of December 31, 2024, the Company had borrowed money obligations of $55 million, which represents the cash amount of $55 million to be paid at the repurchase agreement’s maturity on January 2, 2025.

As of December 31, 2024, the Company has posted $64 million (statutory carrying value prior to the nonadmission of $1 million of bonds) of its assets as repurchase agreement collateral, all of which was classified as “Bonds” as of December 31, 2024. In connection with the outstanding repurchase agreement, the Company has also recognized a liability of $55 million, which is classified as “Borrowed money and interest thereon” on the Company’s December 31, 2024 Statements of Admitted Assets, Liabilities, and Capital and Surplus.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company participates in securities lending, primarily as an investment yield enhancement, whereby securities that are held as investments are loaned to third parties for short periods of time. The Company requires collateral at least equal to 102% of the fair value of the loaned securities to be separately maintained. The loaned securities’ fair value is monitored on a daily basis and collateral is adjusted accordingly. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest received on such securities during the loan term. Securities lending transactions are accounted for as secured borrowings. Securities loaned under such transactions may be sold or re-pledged by the transferee. As collateral for the loaned securities, the Company receives cash, which is primarily reinvested in short-term repurchase agreements, which are also collateralized by U.S. Government or U.S. Government Agency securities, and government money market funds. As of December 31, 2025, securities with a fair value of $885 million consisting of bonds and preferred stocks were loaned under these agreements. As of December 31, 2025, the fair value of the invested collateral related to these agreements was $921 million. The Company has an obligation to return $921 million of collateral to the collateral investment counterparties.

As of December 31, 2024, securities with a fair value of $270 million consisting of bonds and preferred stocks were loaned under these agreements. As of December 31, 2024, the fair value of the invested collateral related to these agreements was $281 million. The Company has an obligation to return $281 million of collateral to the collateral investment counterparties.

The following details the collateral received related to the Company’s securities lending as of December 31:

	2025	2024

	Fair Value	Fair Value

	($ in millions)

30 Days or less	$246	$281
31 to 60 Days	162	—
61 to 90 Days	55	—
91 to 120 Days	109	—
121 to 180 Days	126	—
181 to 365 Days	223	—
Total	$921	$281

The Company receives primarily cash collateral in an amount in excess of the fair value of the loaned securities. The Company reinvests the cash in overnight U.S. Government repurchase agreements.

The Company’s securities lending program is not administered by an affiliated agent.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following details the collateral reinvested related to the Company’s securities lending as of December 31:

	2025		2024

	Amortized Cost	Fair Value	Amortized Cost	Fair Value

	($ in millions)
30 Days or less	$246	$246	$281	$281
31 to 60 Days	162	162	—	—
61 to 90 Days	55	55	—	—
91 to 120 Days	109	109	—	—
121 to 180 Days	126	126	—	—
181 to 365 Days	222	223	—	—
Total	$920	$921	$281	$281

The cash the Company receives is invested in short-term U.S. Government repurchase agreements, and therefore, matches the maturity date of the collateral to be returned.

The Company did not accept any collateral that was not permitted by contract or custom to sell or repledge during the period. The Company did not have any securities lending collateral transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing

While the Company anticipates that the cash flows of its operations will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs to provide liquidity when needed. The Company expects that the rate received on collateral posted will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The fair value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. Due to the short tenor of the repurchase agreements, the Company would not expect any stress on liquidity to be an issue.

If market deterioration is detected and/or additional sources of liquidity are needed to manage asset/liability mismatches, the Company would draw down short-term investment positions and conserve cash by ceasing new investment activity. The Company is also a member of the Federal Home Loan Bank of Cincinnati, also has a revolving line of credit which could be accessed, as well as intercompany loan agreements set up with PLAIC and MONY, if needed.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company participates in both bilateral and tri-party repurchase agreements. A summary of the maturity time frame and ending balance of repurchase agreement transactions during is as follows:

	2025	2024
	($ in millions)
Maximum Amount
Overnight	$—	$315

Ending Balance
Overnight	$—	$55

The Company had no securities sold and/or acquired that resulted in default during 2025 and 2024.

A summary of securities "sold" under repurchase agreement - secured borrowing is as follows:

	2025	2024	2023
	($ in millions)
Maximum Amount
BACV	$—	$422	$993
Fair Value	—	334	749

Ending Balance
BACV	$—	$64	$10
Fair Value	—	59	9

As of December 31, 2025, the Company had no securities “sold” under repurchase agreement – secured borrowing. As of December 31, 2024, the Company held securities “sold” under repurchase agreement – secured borrowing consisting of NAIC 1 bonds with a carrying value of $64 million and fair value of $59 million. The fair value of nonadmitted bonds was $1 million as of December 31, 2024.

Details of the collateral received - secured borrowing for the year ended is as follows:

	2025	2024
	($ in millions)
Maximum Amount
Cash	$—	$315

Ending Balance
Cash	$—	$55

The Company had cash collateral received - secured borrowing of $0 and $55 million as of December 31, 2025 and 2024, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The allocation of aggregate collateral by remaining contractual maturity as of December 31 is as follows:

	Fair Value
	2025	2024

	($ in millions)
Overnight and continuous	$—	$59

The Company did not receive any cash collateral that was reinvested in 2025 and 2024.

The Company recognized the following liability to return cash collateral for 2025:

	2025	2024
	($ in millions)
Maximum Amount
Cash	$—	$315

Ending Balance
Cash	$—	$55

For 2025 and 2024, the Company had no reverse repurchase agreements transactions accounted for as secured borrowing and no repurchase agreements or reverse repurchase agreement transactions accounted for as a sale.

Mortgage Loans

The Company's mortgage loan portfolio was characterized by the following as of December 31:

	Percent of Portfolio
	2025	2024

Retail	22.7%	22.8%
Other	21.7	22.7
Apartments	23.4	21.8
Industrial	21.4	21.1
Office	9.9	10.4
Lodging	0.7	0.9
Mixed use	0.2	0.3
Total	100.0%	100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. The Company’s mortgage loan portfolio had the following concentrations by location greater than or equal to 5% as of December 31, 2025 and 2024:

	Percent of Portfolio		Percent of Portfolio
State	2025	State	2024

California	9.8%	California	10.4%
Texas	7.8	Texas	8.2
Florida	7.2	Florida	7.5
North Carolina	7.2	North Carolina	7.1
Alabama	5.9	Alabama	5.7
		Michigan	5.0

The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2025 were 3.15% and 7.1%, respectively. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2024 were 4.9% and 7.75%, respectively. The minimum and maximum lending rates for commercial mortgage loans originated by the Company during 2023 were 3.625% and 7.09%, respectively.

The maximum percentage of any one loan to the value of security at the time of the loan was 88%. The target percentage of any one loan to the value of collateral at the time of the loan, exclusive of insured, guaranteed, or purchase money mortgages is generally 75%. The Company also offers a commercial loan product under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. The Company uses this loan-to-value ratio as a credit quality indicator, which is a component of the Company’s ongoing monitoring of the credit risk of its mortgage loan portfolio. The Company also monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. As of December 31, 2025, the Company had mortgage loans with outstanding principal totaling $291 million which exceeded a 75% loan-to-value ratio in the total amount of $13 million. For loans the Company held as of December 31, 2025, the maximum percentage of any one loan to the value of security as of the most recent appraisal was 89%. As of December 31, 2024, the Company had mortgage loans with outstanding principal totaling $388 million which exceeded a 75% loan-to-value ratio in the total amount of $17 million. For loans the Company held as of December 31, 2024, the maximum percentage of any one loan to the value of security as of the most recent appraisal was 94%.

An aging analysis of the Company’s commercial and mezzanine mortgage loans as of December 31 is as follows:

	2025	2024

	($ in millions)
Recorded Investment (All)
Current	$12,256	$11,929
90-179 Days Past Due	—	6
180+ Days Past Due	21	14

Participant or Co-lender in a Mortgage Loan Agreement
Recorded investment	$281	$324

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company’s investment in impaired loans with or without allowance for credit losses as of December 31 is as follows:

	2025	2024

	($ in millions)
With Allowance for Credit Losses	$21	$23
No Allowance for Credit Losses	—	—
Total	21	23
Subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan	$—	$3

The Company’s investment in impaired loans – average recorded investment, interest income recognized, and recorded investment on nonaccrual status as of December 31 is as follows:

	2025	2024

	($ in millions)
Average Recorded Investment	$3	$5
Interest Income Recognized	—	—
Recorded Investments on Nonaccrual Status	21	20

The Company had the following allowances for credit losses:

	2025	2024

	($ in millions)
Balance at beginning of period	$12	$40
Additions charged to operations	16	14
Less: Direct write-downs charged against the allowances	19	41
Less: Recoveries of amounts previously charged off	3	1
Balance at end of period	$6	$12

As of December 31, 2025, the Company had $6 million of mortgage loans held in the General Account derecognized as a result of foreclosure and $3 million of real estate collateral recognized. The Company had no mortgage loans held in the General Account derecognized as a result of foreclosure in 2024.

As of December 31, 2025 and 2024, the Company had $21 million and $20 million mortgages more than 90 days past due, respectively. During 2025 and 2024, $2 million of mortgage loans and $1 million were excluded from investment income due and accrued, respectively.

Debt Restructuring

During the year ended December 31, 2025, six mortgage loan transactions occurred that accounted for as a troubled debt restructuring pursuant to SSAP no. 36, "Troubled Debt Restructuring" ("SSAP No. 36"). The troubled debt restructuring during the year was the result of concessions made between the creditor and debtor. During the year ended December 31, 2025, the Company did not identify any loans whose principal was permanently impaired. During the year ended December 31, 2024, four mortgage loan transactions occurred that accounted for as a troubled debt restructuring. The troubled debt restructuring during the year was the result of concessions made between the creditor and debtor. During the year ended December 31, 2024, the Company did not identify any loans whose principal was permanently impaired. During the year ended December 31, 2023, the Company did not restructure any debt.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During the years ended December 31, 2025, 2024, and 2023, the realized loss reported by the Company for these transactions was $17 million, $5 million, and $0, respectively. These transactions did not adversely affect the Company’s liquidity or ability to maintain proper matching of assets and liabilities.

A summary of the debt restructuring for which the Company is a creditor is as follows:

	2025	2024	2023

	($ in millions)
The total recorded investment in restructured loans, as of year-end	$19	$26	$—
The realized capital losses related to these loans	17	5	—

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than 90 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.

Common Stocks-Affiliated

The Company’s 100% ownership interest in the outstanding common stock of its affiliates (admitted value) as of December 31 was as follows:

	2025	2024

	($ in millions)
Protective Life and Annuity Ins. Co.	$584	$574
MONY Life Insurance Company	372	367
Protective Property & Casualty Insurance Co.	218	203
A.U.L. Corp.	231	259
ShelterPoint Group, Inc.	596	691
Total common stocks-affiliated	$2,001	$2,094

Common Stock-Federal Home Loan Bank (“FHLB”) Agreements

The Company is a member of the FHLB of Cincinnati. Through its membership, the Company received cash advances in the amount of $3,000 million and $3,905 million as of December 31, 2025 and 2024, respectively. These cash advances are the result of the Company issuing funding agreements to and entering repurchase agreements with the FHLB of Cincinnati, for $3,000 million and $0, respectively for 2025, and $3,850 million and $55 million, respectively, for 2024.

The Company uses the funds obtained from the funding agreements in an investment spread strategy, consistent with its other investment spread operations. The Company applies SSAP No. 52, “Deposit-Type Contracts” accounting treatment to the funding agreements, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from issuing funding agreements to the FHLB of Cincinnati for use in general operations would be accounted for consistently with SSAP No. 15, “Debt and Holding Company Obligations”.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Amounts received under repurchase agreements are accounted for pursuant to SSAP No. 103, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”.

The Company’s aggregate totals of FHLB capital stock as of December 31 are as follows:

2025	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in millions)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	20	20	—
Activity stock	135	135	—
Excess stock	—	—	—
Aggregate total	$155	$155	$—

Actual or estimated borrowing capacity as determined by the insurer	$5,206	XXX	XXX

2024	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in millions)
Membership stock - Class A	$—	$—	$—
Membership stock - Class B	20	20	—
Activity stock	182	182	—
Excess stock	—	—	—
Aggregate total	$202	$202	$—

Actual or estimated borrowing capacity as determined by the insurer	$5,009	XXX	XXX

The Company’s Class B membership stock is not eligible for redemption.

The amounts pledged as of December 31 are as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing

	($ in millions)
December 31, 2025 Total General and Separate Accounts Total Collateral Pledged	$3,449	$4,001	$3,000
December 31, 2025 General Account Total Collateral Pledged	$3,449	$4,001	$3,000
December 31, 2025 Separate Accounts Total Collateral Pledged	$—	$—	$—
December 31, 2024 Total General and Separate Accounts Total Collateral Pledged	$4,561	$5,957	$3,905
December 31, 2024 General Account Total Collateral Pledged	$4,561	$5,957	$3,905
December 31, 2024 Separate Accounts Total Collateral Pledged	$—	$—	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The maximum amount pledged during the reporting period is as follows:

	Fair Value	Carrying Value	Aggregate Total Borrowing

	($ in millions)
2025 Total General and Separate Accounts Total Collateral Pledged	$3,898	$4,939	$4,095
2025 General Account Total Collateral Pledged	$3,898	$4,939	$4,095
2025 Separate Accounts Total Collateral Pledged	$—	$—	$—
2024 Total General and Separate Accounts Total Collateral Pledged	$5,412	$6,883	$4,800
2024 General Account Total Collateral Pledged	$5,412	$6,883	$4,800
2024 Separate Accounts Total Collateral Pledged	$—	$—	$—
2023 Total General and Separate Accounts Total Collateral Pledged	$4,812	$6,160	$4,235
2023 General Account Total Collateral Pledged	$4,812	$6,160	$4,235
2023 Separate Accounts Total Collateral Pledged	$—	$—	$—

Information regarding borrowings from the FHLB is as follows:

Amounts as of reporting date December 31, 2025	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established

	($ in millions)
Debt	$—	$—	$—	XXX
Funding agreements	3,000	3,000	—	$2,987
Other	—	—	—	XXX
Aggregate total	$3,000	$3,000	$—	$2,987

Amounts as of reporting date December 31, 2024	1 Total 2+3	2 General Account	3 Separate Accounts	4 Funding Agreements Reserves Established

	($ in millions)
Debt	$55	$55	$—	XXX
Funding agreements	3,850	3,850	—	$3,575
Other	—	—	—	XXX
Aggregate total	$3,905	$3,905	$—	$3,575

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Maximum amount: 2025	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in millions)
Debt	$590	$590	$—
Funding agreements	3,850	3,850	—
Other	—	—	—
Aggregate total	$4,440	$4,440	$—

Maximum amount: 2024	1 Total 2+3	2 General Account	3 Separate Accounts

	($ in millions)
Debt	$1,200	$1,200	$—
Funding agreements	3,600	3,600	—
Other	—	—	—
Aggregate total	$4,800	$4,800	$—

FHLB - prepayment obligations for 2025, 2024 and 2023:

Does the company have prepayment obligations under the following arrangements (YES/NO)?
Debt	NO
Funding agreements	YES
Other	NO

Under a revolving line of credit agreement (the “2022 Credit Facility”) , the Company and PLC has the ability to borrow on an unsecured basis up to an aggregated principal amount of $1.5 billion. The Company and PLC also has the right in certain circumstances to request that the commitment under the 2022 Credit Facility be increased up to a maximum principal amount of $2.0 billion.

The Company has a Repo Based Advance line of credit with the FHLB Cincinnati with the ability to borrow up to $3.0 billion. There are no commitment fees or conditions, other than adequate collateral, that must be met to borrow on this line.  The maturity of this line is February 7, 2026.

	2025		2024

	Unused Commitments	Unused Lines of Credit	Unused Commitments	Unused Lines of Credit
	($ in millions)
Short-Term (contracts terminating in 12 months or less)	$—	$3,000	$—	$2,945
Long-Term (contracts terminating in more than 12 months)	—	1,500	—	1,500
Total	$—	$4,500	$—	$4,445

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Real Estate

The book values of the Company's investments in real estate, by category, as of December 31 are as follows:

	2025	2024
	($ in millions)
Property occupied by the Company	$100	$103
Properties held for the production of income	3	3
Properties held for sale	—	—
Total real estate	$103	$106

The Company did not recognize any permanent impairment write-downs in real estate property held as of December 31, 2025 and 2024.

Restricted Assets

The Company had the following restricted assets, all within the General Account, as of December 31:

Restricted Asset Category	2025	2024	Increase/ (Decrease)	% of Admitted Assets
	($ in millions)
Collateral held under security lending agreements	$920	$281	$639	0.937%
Federal Home Loan Bank capital stock	155	202	(47)	0.158%
On deposit with states	17	22	(5)	0.017%
Pledged as collateral to FHLB (including assets backing funding agreements)	4,001	5,956	(1,955)	4.074%
Collateral for derivative instruments	159	184	(25)	0.162%
Collateral assets received and on balance sheet	245	89	156	0.250%
Assets held under modco reinsurance agreements	5,672	1,792	3,880	5.776%
Assets held under funds withheld reinsurance agreements	8,531	5,564	2,967	8.687%
Total restricted assets	$19,700	$14,090	$5,610	20.061%

The Company had no other restricted assets as of December 31, 2025 and 2024.

The Company had $14.4 billion of cash collateral received and assets held under Modco/Funds Withheld (FWH) reinsurance agreements reflected as assets within the Company’s Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025, representing 14.7% of total admitted assets. The recognized obligation of the assets was $14.4 billion, representing 15.6% of total liabilities excluding Separate Accounts as of December 31, 2025.

The Company had $89 million of cash collateral received and $281 million of reinvested collateral assets owned that are reflected as assets within the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2024, representing 0.128% and 0.385% of total admitted assets excluding Separate Accounts, respectively. The recognized obligation to return the collateral assets was $370 million, representing 0.578% of total liabilities excluding Separate Accounts as of December 31, 2024.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

There was no collateral received and reflected as assets within the Company’s Separate Accounts as of December 31, 2025 and 2024.

Joint Ventures, Partnerships, and Limited Liability Companies

The Company had no investments in joint ventures, partnerships, or limited liability companies that exceed 10% of its admitted assets as of December 31, 2025 or 2024. The Company did not recognize any impairment write-downs for its investments in joint ventures, partnerships, and limited liability companies as of December 31, 2025 and 2024.

6.            Income Taxes

The Company is included in the consolidated federal income tax return of PLC and its subsidiaries. The method of allocation of current income taxes between the affiliates is subject to a written agreement under which the Company incurs a liability to PLC to the extent that a separate return calculation indicates that the Company has a federal income tax liability. If the Company has an income tax benefit, the benefit is recorded currently to the extent that it can be carried back against prior years’ separate company income tax expense. Any amount not carried back is carried forward on a separate company basis. Income taxes recoverable (payable) are recorded in the federal income taxes receivable (payable) account and are settled periodically, per the tax sharing agreement.

The components of the net deferred tax asset/(deferred tax liability) (“DTA”/(“DTL”)) as of December 31 are as follows:

	12/31/2025			12/31/2024			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
1.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
	($ in millions)
(a) Gross Deferred Tax Assets	$883	$37	$920	$859	$34	$893	$24	$3	$27
(b) Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—
(c) Adjusted Gross Deferred Tax Assets (1a - 1b)	883	37	920	859	34	893	24	3	27
(d) Deferred Tax Assets Nonadmitted	536	—	536	517	17	534	19	(17)	2
(e) Subtotal Net Admitted Deferred Tax Asset) (1c-1d)	347	37	384	342	17	359	5	20	25
(f) Deferred Tax Liabilities	103	—	103	113	—	113	(10)	—	(10)
(g)Net Admitted Deferred Tax Asset/(Net Deferred Tax Liability) (1e-1f)	$244	$37	$281	$229	$17	$246	$15	$20	$35

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2025			12/31/2024			Change
	(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)
2.	Ordinary	Capital	(Col 1+2) Total	Ordinary	Capital	(Col 4+5) Total	Ordinary	Capital	(Col 7+8) Total
	($ in millions)
Admission Calculation Components - SSAP No. 101
(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carryback	$—	$—	$—	$—	$1	$1	$—	$(1)	$(1)
(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets from 2(a) above) After Application of the Threshold Limitation (The Lesser of 2(b)(1) and 2(b)2 Below)	244	37	281	229	17	246	15	20	35
1) Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	244	37	281	229	17	246	15	20	35
2) Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	766	XXX	XXX	773	XXX	XXX	(7)
(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	103	—	103	113	—	113	(10)	—	(10)
(d) Deferred Tax Assets Admitted as the result of Application of SSAP No. 101. Total 2(a) +2(b) +2(c)	$347	$37	$384	$342	$18	$360	$5	$19	$24

	2025	2024
	($ in millions)
(a) Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	794%	776%
(b) Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation In 2(b)2 Above.	$5,756	$5,764

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	12/31/2025		12/31/2024		Change
	(1)	(2)	(3)	(4)	(5)	(6)
	Ordinary	Capital	Ordinary	Capital	(Col 1-3) Ordinary	(Col 2-4) Capital
	($ in millions)
Impact of Tax Planning Strategies
(a) Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax assets, By Tax Character as a Percentage
1. Adjusted Gross DTA Amount From 1(c)	$883	$37	$859	$34	$24	$3
2. Percentage of Adjusted Gross DTAs By Tax Character Attributable to the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
3. Net Admitted Adjusted Gross DTA Amount From 1(e)	$347	$37	$342	$17	$5	$20
4. Percentage of Net Admitted Adjusted Gross DTAs by Tax Character Admitted Because of the Impact of Tax Planning Strategies	—%	100%	—%	100%	—%	—%
Does the Company’s tax-planning strategies include the use of reinsurance?			Yes		No	X

The Company has no DTLs that are not recognized.

Current income taxes incurred consist of the following major components:

	(1)	(2)	(3)
1.	2025	2024	(Col 1-2) Change
	($ in millions)
(a) Federal	$108	$196	$(88)
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	108	196	(88)
(d) Federal income tax on capital gains	5	(59)	64
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$113	$137	$(24)

	(1)	(2)	(3)
1.	2024	2023	(Col 1-2) Change
	($ in millions)
(a) Federal	$196	$162	$34
(b) Foreign	—	—	—
(c) Subtotal (1a+1b)	196	162	34
(d) Federal income tax on capital gains	(59)	(42)	(17)
(e) Utilization of capital loss carryforwards	—	—	—
(f) Other	—	—	—
(g) Federal and foreign income taxes incurred (1c+1d+1e+1f)	$137	$120	$17

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

2.	(1)	(2)	(3)
Deferred Tax Assets	12/31/2025	12/31/2024	(Col 1-2) Change
	($ in millions)
(a) Ordinary:
(1) Discounting of unpaid losses	$—	$—	$—
(2) Unearned premium reserve	—	—	—
(3) Policyholder reserves	307	284	23
(4) Investments	—	(17)	17
(5) Deferred acquisition costs	543	539	4
(6) Policyholder dividends accrual	4	4	—
(7) Fixed assets	—	—	—
(8) Compensation and benefits accrual	8	7	1
(9) Pension accrual	—	—	—
(10) Receivables - nonadmitted	9	9	—
(11) Net operating loss carryforward	—	—	—
(12) Tax credit carryforward	—	—	—
(13) Other	12	33	(21)
(99) Subtotal (sum of 2a1 through 2a13)	883	859	24

(b) Statutory valuation allowance adjustment	—	—	—
(c) Nonadmitted	536	517	19
(d) Admitted ordinary deferred tax assets (2a99-2b-2c)	347	342	5

(e) Capital:
(1) Investments	30	34	(4)
(2) Net capital loss carryforward	7	—	7
(3) Real estate	—	—	—
(4) Other	—	—	—
(99) Subtotal (2e1+2e2+2e3+2e4)	37	34	3

(f) Statutory valuation allowance adjustment	—	—	—
(g) Nonadmitted	—	17	(17)
(h) Admitted capital deferred tax assets (2e99-2f-2g)	37	17	20
(i) Admitted deferred tax assets (2d+2h)	$384	$359	$25

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

3.	(1)	(2)	(3)
Deferred Tax Liabilities	12/31/2025	12/31/2024	(Col 1-2) Change
	($ in millions)
(a) Ordinary
(1) Investments	$90	$80	$10
(2) Fixed assets	1	1	—
(3) Deferred and uncollected premium	1	12	(11)
(4) Policyholder reserves	7	15	(8)
(5) Other	4	5	(1)
(99) Subtotal (3a1+3a2+3a3+3a4+3a5)	103	113	(10)

(b) Capital:
(1) Investments	—	—	—
(2) Real estate	—	—	—
(3) Other	—	—	—
(99) Subtotal (3b1+3b2+3b3)	—	—	—
(c) Deferred tax liabilities (3a99+3b99)	$103	$113	$(10)

4. Net deferred tax assets/liabilities (2i-3c)	$281	$246	$35

The change in net deferred income taxes as of December 31 is comprised of the following (this analysis is exclusive of nonadmitted assets as the change in nonadmitted assets is reported separately from the change in net deferred income tax in the Statements of Changes in Capital and Surplus):

	(1)	(2)	(3)
	12/31/2025	12/31/2024	(Col 1-2) Change
	($ in millions)
Adjusted gross deferred tax assets	$920	$893	$27
Total deferred tax liabilities	103	113	(10)
Net deferred tax assets (liabilities)	$817	$780	37
Tax effect of unrealized gains/(losses)
Tax effect of prior period corrections through surplus			25
Change in net deferred income tax			$62

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

	(1)	(2)	(3)
	12/31/2024	12/31/2023	(Col 1-2) Change
	($ in millions)
Adjusted gross deferred tax assets	$893	$804	$89
Total deferred tax liabilities	113	98	15
Net deferred tax assets (liabilities)	$780	$706	74
Tax effect of unrealized gains/(losses)			(11)
Tax effect of prior period corrections through surplus			(1)
Change in net deferred income tax			$62

On July 4, 2025, H.R. 1, the One, Big, Beautiful Bill Act (“OBBBA”) was signed into law. Among other changes, it allows certain domestic research and development expenses to be deducted in the year incurred and imposes new limits on certain charitable contribution deductions. The income tax related impacts of the OBBBA are not material to the Company’s financial statements.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31 are as follows:

	2025	Effective Tax Rate (%)	2024	Effective Tax Rate (%)	2023	Effective Tax Rate (%)
	($ in millions)
Provision computed at statutory rate	$66	21.0%	$164	21.0%	$92	21.0%

Tax on STAT capital gains (losses)	(37)	(11.8)	(40)	(5.1)	(96)	(22.0)
Amortization of IMR	3	0.8	2	0.2	(3)	(0.7)
Change in nonadmitted assets	10	3.3	(10)	(1.2)	11	2.5
Nondeductible expense	3	0.9	4	0.5	1	0.3
Tax-exempt income deduction	(14)	(4.6)	(17)	(2.2)	(10)	(2.2)
Dividends received deduction	(9)	(2.7)	(10)	(1.2)	(6)	(1.4)
Prior year deferred tax true-up	(1)	(0.2)	1	0.1	(4)	(0.8)
Prior year current tax true-up	2	0.8	(5)	(0.6)	5	1.2
Loss on reinsurance	(18)	(5.6)	(28)	(3.6)	(58)	(13.3)
Elimination of intercompany dividend	(20)	(6.4)	(27)	(3.5)	(9)	(2.2)
Intercompany operating loss carryforward	72	22.9	64	8.2	79	17.9
Intercompany capital loss carryforward	(2)	(0.5)	—	—	—	—
Foreign tax credit	(2)	(0.8)	(3)	(0.4)	(2)	(0.6)
Tax contingencies	—	—	—	—	—	—
Assets in support of IMR	(1)	(0.3)	1	0.1	(3)	(0.6)
Reserve change through surplus	(13)	(4.2)	(13)	(1.7)	16	3.6
Derivative URGL through surplus	11	3.5	(9)	(1.1)	2	0.4
Capital gain/loss on affiliate stock	—	—	—	—	(8)	(1.8)
Section 162(m) limitation	1	0.2	—	0.1	1	0.2
Total	$51	16.3%	$74	9.6%	$8	1.5%

Federal and foreign income taxes incurred	$108	34.4%	$196	25.0%	$162	37.1%
Tax on capital gains/(losses)	5	1.6	(59)	(7.5)	(42)	(9.5)
Change in net deferred income taxes charge/(benefit)	(62)	(19.7)	(62)	(7.9)	(114)	(26.1)
Total statutory income taxes	$51	16.3%	$75	9.6%	$6	1.5%

As of December 31, 2025, the Company had no operating loss, a $35 million capital loss, and no foreign tax credit carryforwards available to offset future net income subject to federal income taxes.

The Company incurred no income taxes in the current year or preceding years that would be available for recoupment in the event of future net losses.

The Company had no deposits admitted under Section 6603 of the Internal Revenue Code as of December 31, 2025 and 2024.

The Company had no state transferable tax credits at December 31, 2025 or 2024.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company's federal income tax return for 2025 will be a consolidated return that includes the following entities:

A.U.L. Corp.	PIPCO Reinsurance Company, Ltd.
Asset Protection Financial, Inc.	Protective Administrative Services, Inc.
Atlas Peak Insurance Company, Ltd.	Protective Asset Protection, Inc.
AUL Insurance Agency, Inc.	Protective Life Corporation
Chesterfield International Reinsurance Limited	Protective Life and Annuity Insurance Company
Concourse Distributors, Inc.	Protective Life Insurance Company
Concourse Financial Group Securities, Inc.	Protective Life Reinsurance Bermuda, Ltd.
D.R.G., Inc.	Protective Property & Casualty Insurance Company
Dealer Services Reinsurance, Ltd.	ShelterPoint Group, Inc.
Empower Financial Resources, Inc.	ShelterPoint Insurance Company
First Protection Company	ShelterPoint Life Insurance Company
First Protection Corporation	The Advantage Warranty Corporation
First Protection Corporation of Florida	United States Warranty Corp.
Golden Gate Captive Insurance Company	USWC Holding Company
Interstate Administrative Services, Inc.	USWC Installment Program, Inc.
Interstate National Corporation	Warranty Business Services Corporation
Interstate National Dealer Services of Florida, Inc.	Warranty Direct, Inc.
Interstate National Dealer Services, Inc.	Warranty Topco, Inc.
Investment Distributors, Inc.	West Coast Life Insurance Company
LASAS Technologies, Inc.	Western Diversified Services, Inc.
Magnolia Re, Inc.	Western General Dealer Services, Inc.
MONY Life Insurance Company	Western General Warranty Corporation
National Warranty Corp.	Wisconsin A.U.L., Inc.
New World Warranty Corp.

There are no unrecognized tax benefits for the years ended December 31, 2025 and 2024, respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in the three-year period ended December 31, 2025, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of December 31, 2025 or 2024.

In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2022.

The Company does not have any federal income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

7.            Information Concerning Parent and Subsidiaries

Dividends and Capital Contributions

During 2025, the Company paid an ordinary dividend of $80 million to its parent, PLC. During 2024, the Company paid an ordinary dividend of $50 million to PLC. During 2023, the Company paid ordinary dividends of $70 million to PLC.

PLC made no cash capital contribution to the Company during 2025. During 2024, the Company received a capital contribution of $242 million from PLC. PLC made no cash capital contribution to the Company during 2023.

On October 1, 2025, PLC contributed all the issued and outstanding shares of Protective Life Reinsurance Bermuda, Ltd. common stock to the Company, resulting in a change in PL Re's immediate parent from PLC to the Company.

On September 30, 2023, the Company distributed all issued and outstanding shares of GGCIC common stock to PLC through a nontaxable distribution under Section 355 of the Internal Revenue Code of 1986, as amended, resulting in a change in GGCIC’s immediate parent from the Company to PLC.

The Company received the following distributions from subsidiaries during the years ended December 31, certain of which were treated as a return of capital:

	2025	2024	2023
	($ in millions)
MONY Life Insurance Company	$38	$32	$35
USWC Holding Company	10	5	10
Protective Property & Casualty Insurance Company	—	21	10
Protective Asset Protection, Inc.	1	—	1
Western Diversified Services, Inc.	—	—	4
Golden Gate Captive Insurance Company	—	—	47
ShelterPoint Group, Inc.	58	75	—
AUL Corp	1	—	—
Total distributions received	$108	$133	$107

Magnolia Re is a Vermont special purpose financial insurer that commenced business during 2025 and is a wholly owned subsidiary of the Company. In connection with the establishment of Magnolia Re, the Company made an initial capital contribution of $20 million to Magnolia Re on July 1, 2025.

The Company made no capital contributions for the years ended December 31, 2024 or 2023.

Intercompany Agreements and Settlements

The Company routinely receives from, or pays to, affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly. As of December 31, 2025, the Company had an intercompany receivable of $23 million and an intercompany payable of $24 million. As of December 31, 2024, the Company had an intercompany receivable of $17 million and an intercompany payable of $40 million.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company entered into an agreement with PLAIC in 2012, which was amended and restated in 2023, in which a loan can be given to or received from PLAIC subject to certain limitations as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2025 or 2024, under this agreement. No interest expense was incurred under this agreement during the three-year period ended December 31, 2025.

The Company entered into an agreement with MONY in 2014, which was amended and restated in 2023, in which a loan can be given to or received from MONY subject to certain limitation as described in the agreement. The Company had no loaned or borrowed amounts as of December 31, 2025 and 2024, under this agreement. No interest expense was incurred under this agreement during the three-year period ended December 31, 2025.

The Company and PLC have contracts with certain affiliates to provide investment, legal, and data processing services on a fee basis and other managerial and administrative services on a shared cost basis. In addition, the affiliates have a joint contract relating to allocation of costs for services performed by employees of one affiliate for another. The Company paid $343 million, $343 million, and $342 million during the years ended December 31, 2025, 2024, and 2023, respectively, for these services. The Company also received $126 million, $140 million, and $118 million under these agreements in 2025, 2024, and 2023 respectively.

Certain affiliates lease office space, equipment and/or electronic data processing equipment from the Company based upon amounts that would be similar to those charged to an unrelated company in an arm’s length transaction. The Company received $17 million, $12 million, and $10 million for the years ended December 31, 2025, 2024, and 2023, respectively, for these items.

Intercompany Reinsurance

See Note 10 – Reinsurance for a discussion of the Company’s reinsurance transactions with affiliates and subsidiaries.

Subsidiary Guarantees and Support Agreements

There are no guarantees or undertakings for the benefit of an affiliate which result in an actual contingent exposure of the Company’s or any affiliated insurer’s assets to liability, other than insurance contracts entered into in the ordinary course of business, except as follows:

The Company entered into a guaranty agreement on October 27, 1993, with PLAIC. The Company has guaranteed the payment of all insurance policy claims made by the holders or beneficiaries of any policies which were issued after the date of the guaranty agreement in accordance with the terms of said policies. Total liabilities for policies covered by this agreement were $2.8 billion as of December 31, 2025, and $2.1 billion as of December 31, 2024. No payments were made under this guaranty agreement during the three-year period ended December 31, 2025.

The Company entered into a guaranty agreement on December 31, 1995, whereby the Company guaranteed that PLAIC will perform all of the obligations of the Company pursuant to the terms and conditions of an indemnity coinsurance agreement between the Company and an unaffiliated life insurance company. Total liabilities related to this coinsurance agreement were $4 million as of December 31, 2025 and $5 million as of December 31, 2024. No payments were made under this guaranty agreement during the three-year period ended December 31, 2025.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

On March 6, 2025, the Company entered into a Master Transaction Agreement with Resolution Re Ltd (“Resolution”), pursuant to which the Company agreed to cede a block of structured settlement annuities (the “SSA Business”) on a funds withheld basis and a closed block of secondary guarantee universal life policies (the “SGUL Business”) on a modified coinsurance basis. The closing for the SSA Business and a portion of the SGUL Business (the “First Closing”) occurred on April 8, 2025. In connection with the First Closing, the Company ceded $2.4 billion in liabilities related to the SSA Business on a funds withheld basis and the Company ceded $4.0 billion in reserves related to the SGUL Business on a modified coinsurance basis. The Company recorded a net negative ceding commission of $194 million (denoting a cash payment by the Company to the reinsurer). The closing for the remainder of the reinsurance of the SGUL Business occurred on July 1, 2025, (the “Second Closing”). In connection with the Second Closing, the Company received a ceding commission of $70 million. The SGUL Business ceded as part of the Second Closing had been previously ceded to GGCIC, a Vermont special purpose financial insurance company and wholly owned subsidiary of PLC. On July 1, 2025, this business was recaptured from GGCIC, ceded to Magnolia Re and retroceded by Magnolia Re to Resolution.

Effective October 1, 2020, GGCIC entered into separate amended and restated indemnity reinsurance agreements with the Company (the "2020 PLICO-Golden Gate Agreement" and the "2020 WCL-Golden Gate Agreement"). On July 1, 2025, the subject SGUL Business reinsured to GGCIC was recaptured pursuant to the terms of the 2020 PLICO-Golden Gate Agreement and 2020 WCL-Golden Gate Agreement and was concurrently reinsured by the Company (on its own account and as successor in interest to WCL that also occurred on July 1, 2025) to Resolution. GGCIC continues to reinsure from the Company the same block of Term business that is not in scope of the transaction with Resolution. In conjunction with the Second Closing and the recapture of the SGUL business previously reinsured to GGCIC, the Excess of Loss Agreement entered into effective October 1, 2020 among GGCIC, Hannover Life Reassurance Company of America (Bermuda) Ltd., the Canada Life Reassurance Company (Barbados Branch) and RGA Reinsurance Company (Barbados) Ltd. (the “Retrocessionaires”) (the “2020 XOL Agreement”), was terminated pursuant to its terms. Concurrently, on July 1, 2025, GGCIC entered into a new Excess of Loss Reinsurance Agreement with Hannover Life Reassurance Company of America (Bermuda) (“Hannover”) with a term of nine years, that may be extended under defined circumstances up to a maximum of 15 years, to finance up to $2.2 billion of “XXX” reserves related to the term life insurance business that is reinsured under the 2020 PLICO-Golden Gate and 2020 WCL-Golden Gate Agreements (the “2025 XOL Agreement”). Pursuant to the 2025 XOL Agreement, in exchange for periodic fees, Hannover assumes, on an excess of loss basis, the obligation to pay any XOL Payments (as described in GGCIC's 2025 Plan of Operation), subject to the terms and conditions of the 2025 XOL Agreement. The financing structure under the 2025 XOL Agreement is substantially similar to that of the 2020 XOL Agreement. Furthermore, the 2025 XOL Agreement is “nonrecourse” to the Company, PLC, or any other affiliate of GGCIC, meaning that none of these companies are liable for any XOL Payments required to be made.

In conjunction with entry into the 2025 XOL Agreement, the Portfolio Maintenance Agreement in place between PLC and GGCIC was terminated effective July 1, 2025.

On July 1, 2025, and in connection with the reinsurance transaction with Resolution, Magnolia Re entered into an Excess of Loss Reinsurance Agreement with New Re Ltd., which is a wholly owned subsidiary of the Munich Re Group, with a term of 20 years to finance up to $1.55 billion of “AXXX” reserves related to the financed SGUL Business (the “2025 Magnolia Re XOL Agreement”). The 2025 Magnolia Re XOL Agreement is “nonrecourse” to the Company, PLC, or any other affiliate of Magnolia Re, meaning that none of these companies are liable for any XOL Payments required to be made.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

8.            Capital and Surplus, Shareholder’s Dividend Restrictions

Dividends are noncumulative and are paid as determined by the Board of Directors. Dividends can only be paid from earned surplus. Distributions may be paid without approval of the Director of Insurance of the State of Nebraska (“the Director”), up to an amount equal to the greater of 10% of policyholders’ surplus as of the preceding December 31, or the Company’s net gain from operations for the preceding year, subject to earned surplus limitations and reduced by dividends or distributions paid within the preceding twelve months. During 2026, the Company may pay $539 million of ordinary dividends without the approval of the Director.

The NAIC's risk-based capital requirements require insurance companies to calculate and report information under a risk-based capital formula. These requirements are intended to allow insurance regulators to identify inadequately capitalized insurance companies based upon the types and mixtures of risk inherent in the insurer's operations. The formula includes components for asset risk, liability risk, interest rate exposure, and other factors. The Company was adequately capitalized under the formula as of December 31, 2025 and 2024.

The portion of unassigned funds represented or reduced for cumulative unrealized gains and losses was $(661) million and $(703) million as of December 31, 2025 and 2024, respectively.

The portion of unassigned funds reduced for nonadmitted assets was $1.0 billion and $0.8 billion as of December 31, 2025 and 2024, respectively.

On May 1, 2018, the Company issued two fixed rate 20-year Surplus Notes (the “Notes”), each with a face amount of $55 million. The Company received cash for the Notes. The Notes were issued to Liberty Mutual Insurance Company and The Lincoln National Life Insurance Company (“Lincoln Life”), respectively (the “Note Holders”). The Notes are direct financial obligations of the Company, and the Holders of the Notes cannot require repayment from PLC, or any affiliates and subsidiaries, other than the Company, the direct issuer of the Notes. The interest rate of each note is 3.55% and the carrying value as of December 31, 2025 is $55 million.

The Company pays interest on the principal amount of the Notes on a semi-annual basis subject to regulatory approval. Any payment of principal, including by redemption, or interest on the Notes may only be made with the prior approval of the Director. The Company will be submitting requests to the Director to pay interest on the Notes through June 30, 2026 and December 31, 2026. Except in certain instances that are considered “Events of Default”, the Note Holders have no rights to accelerate payment of principal on the Notes. “Events of Default” include a failure to pay interest or principal on the Notes when it becomes due and payable, or any state or federal agency obtaining an order or grant of approval for the rehabilitation, liquidation, conservation, or dissolution of the Company. The Company reserves the right to repay the Notes at any time, subject to the terms of the Notes and prior regulatory approval.

In the event that the Company is subject to liquidation, holders of Indebtedness, Policy Claims and Prior Claims would be afforded a greater priority under the Liquidation Act and accordingly, would have the right to be paid in full before any payments of interest or principal are made to Note Holders. The Note Holders would have the right to be paid before any payments are made to common stockholders. In addition, the Notes will rank pari passu with future surplus notes issued by the Company and with all other similarly subordinated claims.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

9.            Liabilities, Contingencies and Assessments

Assessments

Under the insurance guaranty fund laws of most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. As of December 31, 2025 and 2024, the Company accrued liabilities of $33 million and $25 million, respectively, for future assessments. The Company accrued related assets for future premium tax credits of $29 million and $22 million as of December 31, 2025 and 2024, respectively. In addition, assets of $10 million and $10 million as of December 31, 2025 and 2024, respectively, relate to assessments already paid that will be taken as credits on future premium tax returns.

Other Commitments and Contingencies

A number of judgments have been returned against insurers, broker dealers and other providers of financial services involving, among other things, sales, underwriting practices, product design, product disclosure, administration, denial or delay of benefits, benefit payment methods, charging excessive or impermissible fees, recommending unsuitable products to customers, breaching fiduciary or other duties to customers, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, payment of sales and other contingent commissions, and other matters. Often these legal proceedings have resulted in the award of substantial judgments that are disproportionate to actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given legal proceeding. Arbitration awards are subject to very limited appellate review. In addition, in some legal proceedings, companies have made material settlement payments. In some instances, substantial judgments may be the result of a party’s perceived ability to satisfy such judgments as opposed to the facts and circumstances regarding the claims made.

At any given time, a number of financial, market conduct, or other examinations or audits of the Company’s subsidiaries, as well as other insurance companies from whom the Company has coinsured blocks of life insurance and annuity policies, may be ongoing. It is possible that any examination or audit may result in payments of fines and penalties, payments to customers, or both, as well as changes in systems or procedures, or restrictions on business activities, any of which could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company monitors these matters for any developments that may make a loss contingency associated with any such audit or exam reasonably estimable.

The Company, like other insurance companies, in the ordinary course of business, is involved in legal proceedings. The Company cannot predict the outcome of any legal proceeding, nor can it provide an estimate of the possible loss, or range of loss, that may result from such legal proceeding. However, unless otherwise specifically disclosed herein, the Company does not expect that its ultimate liability, if any, will be material to its financial condition.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Worth Johnson v. Protective Life Insurance Company, Case No. 2:18-CV-01290 (previously styled as Advance Trust & Life Escrow Services, LTA, as Securities Intermediary of Life Partners Position Holder Trust v. Protective Life Insurance Company), was a putative class action filed on August 13, 2018 in the United States District Court for the Northern District of Alabama. Plaintiff sought to represent all owners of universal life and variable universal life policies issued or administered by the Company or its predecessors that provide that cost of insurance rates are to be determined based on expectations of future mortality experience. Plaintiff's complaint alleged the Company breached those policies by failing to periodically adjust its cost of insurance ("COI") rates based on improved expectations of future mortality. On August 8, 2022, the US District Court granted the Company's Motion for Judgment on the Pleadings, concluding the Company has no contractual duty to lower COI rates if expectations as to future mortality improve, and this favorable decision was upheld by the United States Court of Appeals for the Eleventh Circuit (the “Eleventh Circuit”) in March 2024. The Eleventh Circuit held that the Company has no continuing duty to periodically reassess and redetermine COI rates. The Eleventh Circuit, however, remanded the case to the District Court for further proceedings on Plaintiff's alternative theory that the Company breached the contract if it in fact redetermined COI rates within the limitations period and did so without taking into account its expectations of future mortality. In October 2025, the Company settled this matter on an individual basis with Plaintiff Johnson, and the case was dismissed with prejudice in November 2025.

The Company is a named defendant in three putative class actions in which the plaintiffs claim that defendants’ alleged failure to comply with certain California statutes, which address contractual grace periods and lapse notice requirements for certain life insurance policies, requires that these policies remain in force:  Beverly Allen v. Protective Life Insurance Company, Civil Action No. 1:20-cv-00530-JLT; Janice Schmidt and Judy A. Vann-Eubanks v. Protective Life Insurance Company, et al., Civil Action No. 1:21cv-01784-SAB; and Cristin Morneau, et al. v. Protective Life Insurance Company (Civil Action No. 3:22-cv-01861-AHG). On October 24, 2025, the Federal District Court granted final approval of a class settlement in the Morneau matter. As of December 31, 2025, all settlement payments have been made. The Morneau settlement resolves the other two California class actions, and all three class actions are expected to be dismissed with prejudice in 2026 as soon as the Morneau class administration is complete.

The Company periodically enters into commitments to purchase investments in fixed income securities and other investments. The amounts of such commitments were $2.9 billion and $167 million as of December 31, 2025 and 2024, respectively.

The Company leases administrative and marketing office space in three cities, with leases being for periods of eleven to twenty-six years. Rent expense for 2025, 2024, and 2023 was $2 million, $3 million, and $2 million, respectively. Although the Company is legally obligated for these leases, rent expense will be less than projected lease commitments due to rent paid by affiliates.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The projected commitment under these leases for the next 5 years is as follows:

Years	($ in millions)
2026	$2
2027	2
2028	2
2029	2
2030	1
Thereafter	2
Total	$11

Refer to Note 7 for a description of the contingent commitments and guarantees involving affiliates of the Company, and to Note 11 for commitments to extend mortgage loans.

10.	Reinsurance

The Company remains liable with respect to ceded reinsurance should any reinsurer fail to meet the obligations that it assumed. The Company evaluates the financial condition of its reinsurers and monitors the associated concentration of credit risk.

Reinsurance Ceded

The Company has ceded insurance contracts with its affiliates as of and for the years ended December 31 as follows:

	2025	2024

	($ in millions)
Life:
Insurance in-force	$102,821	$116,297
Policy and claim reserves ceded	9,337	9,780
Policy and claim liabilities ceded	50	65
Premiums ceded	77	1,174

For the year ended December 31, 2023, the Company ceded life insurance premiums of $0.6 billion to its affiliates.

Effective October 1, 2020, GGCIC entered into the “2020 PLICO-Golden Gate Agreement" and the "2020 WCL-Golden Gate Agreement” with the Company. The Company ceded to GGCIC premiums of $(3.2) billion, $0.1 billion, and $0.2 billion for the years ended December 31, 2025, 2024 and 2023, respectively, and ceded statutory reserves of $2.8 billion and $6.4 billion as of December 31, 2025 and 2024, respectively. Funds withheld by the Company under this agreement were $0.7 billion and $2.2 billion as of December 31, 2025 and 2024, respectively.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Effective July 1, 2025, the Company entered into a 100% coinsurance funds withheld agreement with Magnolia Re to reinsure certain financed closed blocks of secondary guarantee universal life insurance policies (the “2025 PLICO-Magnolia Re Coinsurance Agreement”). The Company ceded to Magnolia Re premiums of $3.2 billion for the year ended December 31, 2025, and ceded statutory reserves of $3.3 billion as of December 31, 2025. Funds withheld by the Company under this agreement was $2.1 billion as of December 31, 2025.

Effective April 1, 2020, the Company reinsured certain fixed annuity business under a coinsurance with funds withheld treaty to PL Re. The policies ceded under the agreement (the "PLICO-PL Re Reinsurance Agreement") were in force on or before April 1, 2020.

On April 1, 2023, the Company amended the PLICO-PL Re Reinsurance Agreement whereby the Company reinsures certain fixed annuity business under a coinsurance with funds withheld treaty to PL Re. The cession to PL Re included the initial transfer of $481 million of annuity reserves. As a result of the amendment, the Company recorded an initial ceding allowance of approximately $49 million and initial premium transfers of approximately $481 million. Pursuant to SSAP No. 61, “Life, Deposit Type and Accident and Health Reinsurance”, and Appendix A-791, the Company recognized $10 million, representing 21% of the initial net gain, in net income upon the cession to PL Re. $39 million, or 79% of the initial net gain, was included as a component of surplus which was deferred and will be amortized into income in future periods.

On January 1, 2024, the Company amended the PLICO-PL Re Reinsurance Agreement whereby the Company reinsures certain fixed annuity business under a coinsurance with funds withheld treaty to PL Re. The cession to PL Re included the initial estimated transfer of approximately $1,051 million of annuity reserves. As a result of the amendment, the Company recorded an estimated initial ceding allowance of $105 million and estimated initial premium transfers of approximately $1,051 million. Pursuant to SSAP No. 61 and Appendix A-791, the Company recognized approximately $22 million, representing 21% of the initial net gain, in net income upon the cession to PL Re. $83 million, or 79% of the initial net gain, was included as a component of surplus which was deferred and will be amortized into income in future periods.

In connection with the agreement and amendment, the Company transferred assets backing economic reserves to a segregated funds withheld account owned by the Company for the benefit of PL Re. The balance in this account was $3.1 billion and $3.1 billion as of December 31, 2025 and 2024, respectively. The Company ceded premiums of $115 thousand, $1.1 billion, and $0.5 billion for the years ended December 31, 2025, 2024, and 2023, respectively and ceded statutory reserves of $3.3 billion and $3.4 billion as of December 31, 2025 and 2024, respectively. For the years ended December 31, 2025, 2024, and 2023, $55 million, $41 million, and $24 million, respectively was amortized into income.

The Company has ceded insurance contracts with non-affiliated insurers as of and for the years ended December 31 as follows:

	2025	2024

	($ in millions)
Life:
Insurance in-force	$129,269	$131,199
Policy and claim reserves ceded	8,446	4,403
Policy and claim liabilities ceded	162	159
Premiums ceded	4,356	1,459

The Company ceded to non-affiliated insurers life premiums of $1.3 billion during the year ended December 31, 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had previously ceded business to Scottish Re (U.S.), Inc. (“SRUS”) which was placed in rehabilitation on March 6, 2019 by the State of Delaware. Under the rehabilitation order, the Insurance Commissioner of the State of Delaware was appointed the receiver of SRUS (the “Receiver”) and provided with authority to conduct and continue the business of SRUS in the interest of its cedents, creditors, and stockholder.

On July 13, 2023, the Receiver filed a motion to convert the rehabilitation of SRUS into a liquidation, which was granted by the Delaware Court of Chancery ("Court") on July 18, 2023. Under the order entered by the court (“Liquidation Order”), all active ceding company agreements were terminated at 11:59 p.m. Eastern Time on September 30, 2023.

The Receiver filed a motion to approve procedures for claims on March 25, 2024, a motion to approve dispute resolution procedures on April 17, 2024, and a motion to approve final determination procedures on June 17, 2024. Various objections were filed in response to those motions, and the parties submitted supplemental briefing on the outstanding objections. On November 28, 2025, the Court granted the Receiver’s motion to approve the proof of claim procedures, with certain modifications. The Court ordered the Receiver to file the modified procedures by December 29, 2025.

The Receiver’s notice of modified proof of claim procedures was filed and approved on December 22, 2025. The bar date for cedent reinsurance claims (claims for amounts owed based on circumstances occurring on or before September 30, 2023) is June 23, 2026, and the bar date for all other claims is June 23, 2027.

Prior to 2023, the Company maintained a reinsurance loss contingency reserve in “Other liabilities” against the SRUS reinsurance receivable balances in “Amounts recoverable from reinsurers.” The net of SRUS reinsurance receivable balances, after considering the reinsurance loss contingency reserve, was nonadmitted.

As a result of the Liquidation Order, the Company recaptured the policies previously ceded to SRUS in accordance with SSAP No. 61, by writing off balances through the accounts, exhibits, and schedules in which they were originally recorded. The net impact of the recapture of the SRUS policies as of September 30, 2023 was a loss of $14 million to net income and an increase of $46 million to surplus.

In accordance with the application of INT 23-04: “Scottish Re Life Reinsurance Liquidation Questions”, during the fourth quarter of 2023, the Company recognized impairments of $67 million of “Other Assets” and $11 million to the SRUS “Amounts recoverable from reinsurers” related to the SRUS receivables. The impairment of SRUS receivables was recorded against a previously established reinsurance loss contingency reserve, resulting in no material impact to net income. During the fourth quarter of 2025, the Company recorded an additional impairment of $13 million related to SRUS receivables. The admitted reinsurance receivables balance as of December 31, 2025 and December 31, 2024 was $65 million and $79 million, respectively.

This impairment amount is based on Management’s judgment in consideration of the specific terms of its reinsurance agreements with SRUS, the uncertainty surrounding the sufficiency of assets at SRUS, the timing of expected payments under the Liquidation Order, and the level of estimation inherent in the individual components of the Company’s receivable from SRUS. The Company continues to monitor SRUS and the actions of the Receiver through discussions with legal counsel and review of publicly available information. As of the date of these financial statements, management does not believe that the ultimate outcome of the liquidation process will have a material impact on the Company’s financial position or results of operations.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company had no aggregate reductions to surplus for terminations of reinsurance agreements during 2025, 2024, and 2023.

Other than SRUS mentioned above, the Company did not write off any material reinsurance receivables during the three-year period ended December 31, 2025. The Company nonadmitted $18 million and $14 million of reinsurance receivables as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the Company had the following reinsurance recoverable balances relating to paid losses included in “Amounts recoverable from reinsurers” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus:

	Amount Recoverable as of December 31, 2025	% of Total	Rating
	($ in millions)
Scottish Re (U.S.) Inc.	$65	36.7%	In liquidation
Golden Gate Captive Insurance Company	63	35.6	Not rated
SCOR Global Life USA Reinsurance Company	10	5.6	A.M. Best Company A
Swiss Re Life & Health America Inc.	9	5.1	A.M. Best Company A+
All other	30	17.0
	$177	100.0%

	Amount Recoverable as of December 31, 2024	% of Total	Rating
	($ in millions)
Golden Gate Captive Insurance Company	$83	38.3%	Not rated
Scottish Re (U.S.) Inc.	78	36.2	In liquidation
Swiss Re Life & Health America Inc.	13	6.1	A.M. Best Company A+
Security Life of Denver Insurance Company	13	6.0	Not rated
The Lincoln National Life Insurance Company	6	2.7	A.M. Best Company A
RGA Reinsurance Company	4	2.0	A.M. Best Company A+
Munich American Reassurance Company	1	0.6	A.M. Best Company A+
American United Life Insurance Company	1	0.6	A.M. Best Company A+
All other	18	7.5
	$217	100.0%

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reinsurance Assumed

The Company has assumed from non-affiliated insurers as of and for the years ended December 31 as follows:

	2025	2024

	($ in millions)
Life:
Insurance in-force	$89,895	$102,014
Policy and claim reserves assumed	20,893	21,856
Policy and claim liabilities assumed	197	198
Premiums ceded	507	572

Accident and health:
Policy and claim reserves assumed	$223	$239
Policy and claim liabilities assumed	1	1
Premiums ceded	7	6

The Company assumed from non-affiliated insurers life premiums of $610 million and accident and health premiums of $7 million during the year ended December 31, 2023.

11.	Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk

Derivative Financial Instruments

The table below summarizes the notional amount of the Company's financial instruments with off-balance sheet risk as of December 31:

	Assets		Liabilities
	2025	2024	2025	2024

	($ in millions)
Swaps	$2,967	$2,503	$1,371	$733
Futures	146	175	364	252
Options	11,538	8,694	10,767	6,844
Totals	$14,651	$11,372	$12,502	$7,829

Derivative instruments expose the Company to credit and market risk. The Company minimizes its credit risk by entering into transactions with highly rated counterparties. The Company manages market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset / liability management programs and risk management strategies. In addition, all derivative programs are monitored by the Company’s risk management department.

As of December 31, 2025, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $45 million and $114 million, respectively. Of this amount, $6 million and $32 million of cash and securities, respectively, were posted as collateral related to futures, $22 million of cash was posted as collateral related to options and non-cleared swaps and $83 million of securities were posted as collateral related to non-cleared swaps, and $17 million of cash was posted as collateral related to cleared swaps.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

As of December 31, 2024, the Company had posted cash and securities (at fair value) for its derivatives as collateral of approximately $73 million and $109 million, respectively. Of this amount, $13 million and $26 million of cash and securities, respectively, were posted as collateral related to futures, $55 million of cash was posted as collateral related to options and non-cleared swaps, $82 million of securities were posted as collateral related to non-cleared swaps, $1 million of securities were posted as collateral related to swaptions, and $5 million of cash was posted as collateral related to cleared swaps.

Collateral received may include both cash and non-cash collateral. Cash collateral received by the Company is reported in “Derivative collateral and receivables” in the Statements of Admitted Assets, Liabilities, and Capital and Surplus, with a corresponding amount recorded “Derivative collateral and payables” representing the Company’s obligation to return the collateral. Non-cash collateral received by the Company is not recognized in the Statements of Admitted Assets, Liabilities, and Capital and Surplus unless the Company exercises its right to sell or re-pledge the underlying asset. As of December 31, 2025, the Company received $245 million of cash as collateral. Of this amount, $1 million of cash received as collateral related to futures, and $245 million of cash received as collateral related to options and non-cleared swaps. As of December 31, 2025, the fair value of non-cash collateral received was $93 million, which related to non-cleared swaps and options. As of December 31, 2024, the Company received $89 million of cash as collateral. Of this amount, $2 million of cash received as collateral related to futures, and $87 million of cash received as collateral related to options and non-cleared swaps. As of December 31, 2024, the fair value of non-cash collateral received was $41 million, which related to non-cleared swaps and options.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit ratings. The credit exposure of swaps and over-the-counter options is represented by the fair value of contracts with a positive fair value at the reporting date. As of December 31, 2025, the Company had received $245 million of cash pledged as collateral, and non-cash collateral with a fair value of $93 million. As of December 31, 2024, the Company had received $89 million of cash pledged as collateral, and non-cash collateral with a fair value of $41 million. Because exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties. The Company also attempts to minimize its exposure to credit risk through the use of multiple highly-rated counterparties.

The following sections provide a description of the Company’s objectives for using derivatives.

Derivatives related to the management of certain risks within the Company’s funding agreement obligations

In connection with the issuance of fixed rate funding agreements denominated in a foreign currency, the Company entered into fixed-to-fixed foreign currency swaps in order to hedge the foreign currency exchange risk associated with the funding agreements. The cash flows received on the swaps are identical to the cash flows paid on the funding agreements. The swaps required an exchange of the notional amounts at inception and maturity.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

In connection with the issuance of floating rate funding agreements, the Company entered into float-to-fixed interest rate swaps in order to hedge the interest rate risk associated with the funding agreements. The cash flows received on each swap are identical to the cash flow variability paid on the corresponding funding agreement.

Derivatives related to the management of certain risks within the Company’s investments

In connection with certain bond investments denominated in foreign currencies, the Company entered into fixed-to-fixed foreign currency swaps. These swaps hedge the foreign currency exchange risk associated with the bond income. For each hedging relationship, the swap and the bond investments have closely matching terms, and so are tested quantitatively for hedge effectiveness both prospectively and retrospectively no less frequently than quarterly. The Company has performed and documented the initial prospective effectiveness assessment for each hedging relationship and concluded that each relationship was highly effective at inception. Additionally, the Company performed and documented quantitative prospective and retrospective hedge effectiveness testing for the current year-end, and concluded that each hedging relationship is highly effective.

In connection with certain mortgage-backed security investments, the Company uses swaptions to hedge exposure to prepayment risk. These derivative instruments are considered macroeconomic hedges and are not associated with any specific program. As of December 31, 2025, the Company had paid a net amount of $2 million for its open swaptions.

Derivatives related to the management of certain risks within the Company’s fixed annuity growth plan

The Company uses float-to-fixed interest rate swaps and interest rate floors to mitigate floating rate risks associated with the fixed annuity growth plan. As of December 31, 2025, the Company had paid a net amount of $2 million for its interest rate floor. As of December 31, 2024 the Company had paid a net amount of $2 million for its interest rate floor.

Derivatives related to the management of certain risks within the Company’s fixed indexed annuity products

The Company uses equity options to manage its equity risk in its fixed indexed annuity products. The Company may purchase and sell index call and put options which have underlyings based upon several equity indexes. As of December 31, 2025 and 2024, the Company had paid a net amount of $109 million and $119 million, respectively, for its open call options.

The Company uses US equity index futures and volatility futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Derivatives related to the management of certain risks within the Company’s indexed universal life products

The Company uses equity options to manage its equity risk in its indexed universal life products. The Company may purchase and sell index call options which have underlyings based upon several equity indexes. As of December 31, 2025 and 2024, the Company had paid a net amount of $41 million and $37 million, respectively, for its open call options.

The Company uses US equity index futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

Derivatives related to the management of certain risks within the Company’s variable annuity products

The Company uses a combination of derivative instruments to mitigate volatility, interest rate, credit, and equity risk related to certain guaranteed minimum benefits, including GLWBs, within the Company’s variable annuity products.

The Company uses interest rate futures, US and foreign equity market index futures, and foreign currency futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

The Company uses total return swaps, where the Company primarily makes payments based on the return of the underlying equity index, while it receives a floating rate of interest based upon the federal funds rate, adjusted by stated basis points. The Company may also use total return swaps where the Company receives payments based on the return of the underlying equity index while it pays a fixed rate of interest. Certain positions may be cleared through a central clearing house and require the posting of margin through the clearing member. The Company also uses interest rate forwards, where primarily it agrees to purchase a treasury bond on a future date at a predetermined price.

The Company uses index put options which have underlyings based upon several equity indexes, both US and foreign. As of December 31, 2025 and 2024, the cost of the open options was $170 million and $128 million, respectively.

Derivatives related to the management of certain risks within the Company’s structured annuity products

The Company uses equity options to manage its equity risk in its structured annuity products. The Company may purchase and sell index options which have underlyings based upon several equity indexes. As of December 31, 2025 and 2024, the cost of the open options was $8 million and $9 million, respectively.

The Company uses US equity index futures transactions. These positions are traded on recognized exchanges, and they require the posting of margin through the broker. Because the counterparties also are required to post margin, these positions do not contain significant counterparty credit risk.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company also entered into a total return swap, where the Company makes payments based on the return of certain hedges associated with certain structured annuity products, while it receives a floating rate of interest based upon the daily Secured Overnight Financing Rate (“SOFR”) plus a spread adjustment.

All derivative instruments qualifying for hedge accounting are accounted for in a manner that is consistent with the accounting for the hedged item. The derivatives entered into in conjunction with the foreign currency-denominated funding agreements consist of a carry value asset and carry value liabilities. The assets have a remaining basis of $7 million and accumulated foreign currency translation adjustments of $61 million; therefore, the derivative is reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at a $68 million carrying value. The liability has a remaining basis of $2 million and accumulated foreign currency translation adjustments of $18 million; therefore, the derivatives are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at a $20 million carrying value. The derivatives entered into in conjunction with the floating rate funding agreements consist of a carry value asset and a carry value liability. The asset has a remaining basis of $1 million and accumulated interest rate movement adjustments of $(1) million; therefore, the derivatives are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at less than $1 million carrying value. The liability has a remaining basis of $(1) million and accumulated interest rate movement adjustments of $1 million, therefore, the derivative is reported in the Statements of Liabilities, Surplus and Other Funds at less than $1 million carrying value. The derivatives entered into in conjunction with certain foreign currency-denominated bond investments are carry value liabilities. The accounting for the derivative is consistent with the accounting for the bond investments, where changes in balance sheet asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses. The derivatives are reported in the Statements of Admitted Assets, Liabilities, and Capital and Surplus at a $5 million carrying value and with accumulated foreign currency translation adjustments of $5 million.

All derivative instruments used in hedging transactions that do not meet the criteria of an effective hedge are reported at fair value and are included in the Statements of Admitted Assets, Liabilities, and Capital and Surplus. The changes in the fair value of these derivatives are recognized immediately as “Change in net unrealized capital gains and losses, less capital gains tax” in unassigned funds.

The Company had no derivatives contracts with financing premiums at December 31, 2025 and 2024.

The Company did not exclude any component of the hedging derivative instrument’s gain or loss from the assessment of hedge effectiveness.

During the years ended December 31, 2025 and 2024, the Company had no derivatives that ceased to qualify for hedge accounting. During the year ended December 31, 2023, the Company recognized $156 million of unrealized gains related to derivatives. Of this amount, $132 million of unrealized gains related to derivatives that did not qualify for hedge accounting. The Company recognized $8 million and $16 million of unrealized gains as a result of interest rate movement adjustments and foreign currency translation adjustments, respectively, for derivatives that did qualify for hedge accounting.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

During the year ended December 31, 2025, the Company had no derivatives accounted for as cash flow hedges of a forecasted transaction. During the year ended December 31, 2024, the Company had no derivatives accounted for as cash flow hedges of a forecasted transaction.

Other Off-Balance Sheet Financial Instruments

The table below presents a summary of the contractual amounts of off-balance sheet financial instruments, other than derivative financial instruments, as of December 31:

	2025	2024

	($ in millions)
Commitments to extend mortgage loans	$786	$942

Commitments to extend mortgage loans are agreements to lend to a borrower, provided there is no violation of any condition established in the contract. The Company enters into these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses.

For commitments to extend mortgage loans, the amounts presented above do not represent amounts at risk if the counterparty defaults.

The collateral held for commitments to extend mortgage loans is a cash commitment fee, which is forfeited if the counterparty fails to perform.

12.	Borrowed Money

Under a revolving line of credit arrangement (the “2018 Credit Facility”), the Company and PLC had the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. Under certain circumstances the 2018 Credit Facility allowed for a request that the commitment be increased up to a maximum principal amount of $1.5 billion.

On April 5, 2022, the Company amended and restated the 2018 Credit Facility and entered into the 2022 Credit Facility among PLC, the Company, the several lenders from time to time party thereto, and Regions Bank, as administrative agent and swingline lender. Under the 2022 Credit Facility, the Company and PLC has the ability to borrow on an unsecured basis up to an aggregated principal amount of $1.5 billion. The Company and PLC also has the right in certain circumstances to request that the commitment under the 2022 Credit Facility be increased up to a maximum principal amount of $2.0 billion. Balances outstanding under the 2022 Credit Facility accrue interest at a rate equal to, at the option of PLC and the Company, (i) Adjusted Term SOFR Rate plus a spread based on the ratings of PLC’s Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent’s Prime Rate, (y) 0.50% above the Federal Funds Rate, or (z) the one-month Adjusted Term SOFR Rate plus 1.00% and (B) a spread based on the ratings of the PLC’s Senior Debt subject to adjustments based upon the achievement of certain environmental, social and governance metrics (“ESG Metrics”) by PLC, the Company and their subsidiaries. The 2022 Credit Facility also provides for a facility fee at a rate that varies with the ratings of the PLC’s Senior Debt, subject to adjustments based upon the achievement of certain ESG Metrics by PLC, the Company and their subsidiaries. The facility fee is calculated based on the aggregate amount of commitments under the 2022 Credit Facility, whether used or unused. The maturity date of current borrowings under the 2022 Credit Facility is April 5, 2027, subject to certain extension options available to the Company. The Company is not aware of any non-compliance with the financial debt covenants of the 2022 Credit Facility as of December 31, 2025. The Company did not have an outstanding balance under the 2022 Credit Facility as of December 31, 2025 or 2024. PLC had no outstanding balance as of December 31, 2025 or 2024.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Please refer to the Note 5 section “Repurchase Agreements and Securities Lending Transactions” for information regarding the Company’s repurchase agreements and the Note 7 section “Intercompany Agreements and Settlements” for a discussion of the Company’s intercompany loan agreements.

13.	Change in Incurred Losses and Loss Adjustment Expenses

Activity in the liability for accident and health policy and contract claims is summarized as follows:

Reserves and liabilities as of January 1, 2025, were $271 million. As of December 31, 2025, $42 million had been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years at December 31, 2025, were $254 million as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on acquired business, as well as cancer and disability income lines of insurance. Therefore, there has been a $25 million unfavorable development from January 1, 2025 to December 31, 2025. Reserves and liabilities as of January 1, 2024, were $263 million. As of December 31, 2024, $37 million had been paid for incurred claims attributable to insured events of prior years. Reserves remaining for prior years at December 31, 2024, were $242 million as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on acquired business, as well as cancer and credit lines of insurance. Therefore, there was a $16 million unfavorable development from January 1, 2024 to December 31, 2024. Original estimates are increased or decreased as additional information becomes known regarding individual claims. No additional premiums or return premiums have been accrued as a result of the prior year effects.

There have been no significant changes in methodologies or assumptions used in calculating the liability for unpaid losses.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

14.	Analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2025 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in millions)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$13,538	$300	$—	$13,838	38.8%
b. At book value less current surrender charge of 5% or more	435	2	—	437	1.2
c. At fair value	—	—	13,223	13,223	37.1
d. Total with market value adjustment or at fair value (total of a through c)	13,973	302	13,223	27,498	77.1
e. At book value without adjustment (minimal or no charge or adj.)	4,170	19	—	4,189	11.7
(2) Not subject to discretionary withdrawal provision	3,990	—	10	4,000	11.2
(3) Total (gross: direct + assumed)	22,133	321	13,233	35,687	100.0%
(4) Reinsurance ceded	8,147	—	—	8,147
(5) Total (net) (3) - (4)	$13,986	$321	$13,233	$27,540
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$68	$—	$—	$68

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in millions)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$—	$74	$—	$74	23.4%
b. At book value less current surrender charge of 5% or more	—	1	—	1	0.3
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	—	75	—	75	23.7
e. At book value without adjustment (minimal or no charge or adj.)	25	17	—	42	13.2
(2) Not subject to discretionary withdrawal provision	200	—	—	200	63.1
(3) Total (gross: direct + assumed)	225	92	—	317	100.0%
(4) Reinsurance ceded	—	—	—	—
(5) Total (net) (3) - (4)	$225	$92	$—	$317
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$—	$—	$—	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in millions)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$161	$—	$—	$161	1.0%
b. At book value less current surrender charge of 5% or more	176	—	—	176	1.2
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	337	—	—	337	2.2
e. At book value without adjustment (minimal or no charge or adj.)	468	—	—	468	3.1
(2) Not subject to discretionary withdrawal provision	14,293	—		14,293	94.7
(3) Total (gross: direct + assumed)	15,098	—	—	15,098	100.0%
(4) Reinsurance ceded	806	—	—	806
(5) Total (net) (3) - (4)	$14,292	$—	$—	$14,292
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$2	$—	$—	$2

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in millions)
Exhibit 5, Annuities Section, Total (net)	$14,116
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	95
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	14,292
Subtotal	28,503
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	13,646
Subtotal	13,646
Combined Total	$42,149

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract liabilities as of December 31, 2024 are as follows:

Individual Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in millions)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$9,685	$307	$—	$9,992	31.6%
b. At book value less current surrender charge of 5% or more	830	2	—	832	2.6
c. At fair value	—	—	12,165	12,165	38.5
d. Total with market value adjustment or at fair value (total of a through c)	10,515	309	12,165	22,989	72.7
e. At book value without adjustment (minimal or no charge or adj.)	4,380	20	—	4,400	13.9
(2) Not subject to discretionary withdrawal provision	4,197	—	10	4,207	13.4
(3) Total (gross: direct + assumed)	19,092	329	12,175	31,596	100.0%
(4) Reinsurance ceded	4,833	—	—	4,833
(5) Total (net) (3) - (4)	$14,259	$329	$12,175	$26,763
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$32	$—	$—	$32

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in millions)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$1	$93	$—	$94	25.6%
b. At book value less current surrender charge of 5% or more	—	1	—	1	0.3
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	1	94	—	95	25.9
e. At book value without adjustment (minimal or no charge or adj.)	31	23	—	54	14.8
(2) Not subject to discretionary withdrawal provision	216	—	—	216	59.3
(3) Total (gross: direct + assumed)	248	117	—	365	100.0%
(4) Reinsurance ceded	3	—	—	3
(5) Total (net) (3) - (4)	$245	$117	$—	$362
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$—	$—	$—	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Deposit-type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account Non- guaranteed	Total	% of Total
	($ in millions)
(1) Subject to discretionary withdrawals
a. With market value adjustments	$249	$—	$—	$249	1.7%
b. At book value less current surrender charge of 5% or more	164	—	—	164	1.1
c. At fair value	—	—	—	—	—
d. Total with market value adjustment or at fair value (total of a through c)	413	—	—	413	2.8
e. At book value without adjustment (minimal or no charge or adj.)	525	—	—	525	3.6
(2) Not subject to discretionary withdrawal provision	13,672	—	2	13,674	93.6
(3) Total (gross: direct + assumed)	14,610	—	2	14,612	100.0%
(4) Reinsurance ceded	2	—	—	2
(5) Total (net) (3) - (4)	$14,608	$—	$2	$14,610
(6) Amount included in (1)b above that will move to (1)e in the year after the statement date	$2	$—	$—	$2

Reconciliation of Total Annuity Actuarial Reserves and Deposit Fund Liabilities:

Life & Accident & Health Annual Statement:	($ in millions)
Exhibit 5, Annuities Section, Total (net)	$14,404
Exhibit 5, Supplementary Contracts with Life Contingencies Section, Total (net)	100
Exhibit 7, Deposit-Type Contracts, Line 14, column 1	14,608
Subtotal	29,112
Separate Accounts Annual Statement:
Exhibit 3, Line 0299999, Column 2	12,622
Subtotal	12,622
Combined total	$41,734

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

15. Analysis of Life Actuarial Reserves by Withdrawal Characteristics

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2025, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$49	$507
Universal Life	17,222	18,098	18,541
Universal Life with Secondary Guarantees	2,017	1,861	9,010
Indexed Universal Life	889	582	751
Other Permanent Cash Value Life Insurance	—	2,932	3,155
Variable Universal Life	1,009	1,058	1,110

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	5,304
Accidental Death Benefits	XXX	XXX	4
Disability - Active Lives	XXX	XXX	46
Disability - Disabled Lives	XXX	XXX	174
Miscellaneous Reserves	XXX	XXX	173
Total (Gross: direct + assumed)	21,137	24,580	38,775
Reinsurance Ceded	431	434	8,829
Total (net)	$20,706	$24,146	$29,946

Separate Account with Guarantees

	Account Value	Cash Value	Reserve
	($ in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$82	$82	$82
Total (Gross: direct + assumed)	82	82	82
Reinsurance Ceded	—	—	—
Total (net)	$82	$82	$82

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$7,677	$7,449	$7,435
Total (Gross: direct + assumed)	7,677	7,449	7,435
Reinsurance Ceded	—	—	—
Total (net)	$7,677	$7,449	$7,435

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in millions)
Exhibit 5, Life Insurance Section, Total (net)	$29,601
Exhibit 5, Accidental Death Benefits Section, Total (net)	4
Exhibit 5, Disability - Active Lives Section, Total (net)	40
Exhibit 5, Disability - Disabled Lives Section, Total (net)	158
Exhibit 5, Miscellaneous Reserves Section Total (net)	143
Subtotal	29,946
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	7,517
Subtotal	7,517
Combined total	$37,463

Withdrawal characteristics of the Company’s life actuarial reserves as of December 31, 2024, are as follows:

General Account

	Account Value	Cash Value	Reserve
	($ in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term Policies with Cash Value	$—	$55	$510
Universal Life	17,105	17,808	18,386
Universal Life with Secondary Guarantees	2,289	1,763	9,134
Indexed Universal Life	756	474	634
Other Permanent Cash Value Life Insurance	—	2,951	3,179
Variable Universal Life	926	979	1,024

Not subject to discretionary withdrawal or no cash values
Term Policies without cash value	XXX	XXX	5,769
Accidental Death Benefits	XXX	XXX	5
Disability - Active Lives	XXX	XXX	45
Disability - Disabled Lives	XXX	XXX	179
Miscellaneous Reserves	XXX	XXX	171
Total (Gross: direct + assumed)	21,076	24,030	39,035
Reinsurance Ceded	653	641	9,946
Total (net)	$20,423	$23,389	$29,089

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Separate Account with Guarantees

	Account Value	Cash Value	Reserve
	($ in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal Life	$16	$82	$82
Total (Gross: direct + assumed)	16	82	82
Reinsurance Ceded	—	—	—
Total (net)	$16	$82	$82

Separate Account Nonguaranteed

	Account Value	Cash Value	Reserve
	($ in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:
Variable Universal Life	$6,411	$6,230	$6,218
Total (Gross: direct + assumed)	6,411	6,230	6,218
Reinsurance Ceded	—	—	—
Total (net)	$6,411	$6,230	$6,218

Reconciliation of Total Life Reserves

Life & Accident & Health Annual Statement:	($ in millions)
Exhibit 5, Life Insurance Section, Total (net)	$28,732
Exhibit 5, Accidental Death Benefits Section, Total (net)	4
Exhibit 5, Disability - Active Lives Section, Total (net)	43
Exhibit 5, Disability - Disabled Lives Section, Total (net)	165
Exhibit 5, Miscellaneous Reserves Section Total (net)	144
Subtotal	29,089
Separate Accounts Annual Statement:
Exhibit 3, Line 0199999, Column 2	6,300
Subtotal	6,300
Combined total	$35,389

16.	Separate Accounts

The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company reported assets and liabilities from the following product lines into a Separate Account:

●	Variable annuities

●	Variable life contracts

●	Market value adjusted annuities

●	Structured annuities

●	BOLI fixed universal life contracts

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Separate Accounts held by the Company are for market value adjusted annuities and individual and group variable annuity and life contracts. The Separate Account for market value adjusted annuities provides the opportunity for the policyholder to invest in one or any combination of interest rate guarantee periods. The assets for this account are carried at fair value and are held in a non-unitized Separate Account. Amounts withdrawn from the contract in excess of the free withdrawal amount are subject to market value adjustment, which can be positive or negative. The market value adjusted annuity business has been included in the “Non-indexed Guarantee more than 4%” and the “Non-indexed Guarantee less than 4%” columns of the table disclosing information regarding the Company’s Separate Account as shown later in Note 16.

The Separate Accounts for the individual and group variable business invest in shares of various mutual funds with external investment advisors. The net investment experience of the Separate Account is credited directly to the policyholder and can be positive or negative. The individual and group variable business has been included in the “Nonguaranteed Separate Accounts” column of the table disclosing information regarding the Company’s Separate Accounts as shown later in Note 16.

Some of the variable annuity contracts contain GMDB, GMIB, and GLWB features, which are described in Note 1.

The Separate Accounts for the structured annuity business invest in funds tied to various market indices. The annual year-over-year return is credited directly to the policyholder and can be positive or negative subject to contractual floors and caps. The structured annuity business has been included in the “Indexed” column in the table shown later in Note 16.

These products are included within the Separate Accounts Pursuant to Revised Statutes of Nebraska Sections 44-402.01 through 44-402.04.

In accordance with the products recorded within the Separate Account, the Separate Account assets are considered legally insulated from the General Account, except for market value adjusted annuities. As of December 31, 2025 and 2024, the Company’s Separate Account included legally insulated assets of $21.2 billion and $18.8 billion, respectively. As of December 31, 2025 and 2024, the Company’s Separate Account statement included not legally insulated assets of $0.4 billion and $0.5 billion, respectively. The Separate Account assets as of December 31 are attributed to the following products:

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2025
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
	($ in millions)
Variable annuities	$13,388	$—
Variable life contracts	7,682	—
Market value adjusted annuities	—	211
Structured annuities	—	221
BOLI fixed universal life	81	—
Total	$21,151	$432

2024
Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
	($ in millions)
Variable annuities	$12,291	$—
Variable life contracts	6,453	—
Market value adjusted annuities	—	225
Structured annuities	—	237
BOLI fixed universal life	80	—
Total	$18,824	$462

In accordance with the products recorded within the Separate Account, some Separate Account liabilities are guaranteed by the General Account. To compensate the General Account for the risk taken, the Separate Account paid risk charges of $262 million in 2025, $245 million in 2024, $228 million in 2023, $231 million in 2022, and $245 million in 2021.

For the year ended December 31, 2025, $5 million was paid by the General Account toward Separate Account guarantees. The total Separate Account guarantees paid by the General Account for the preceding four years ended December 31, 2024, 2023, 2022, and 2021, were $6 million, $9 million, $9 million, and $4 million, respectively.

The Company did not have securities lending transactions within the Separate Accounts during either 2025, 2024 or 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Information regarding the Company's Separate Accounts is as follows:

2025
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in millions)
(1) Premiums, consideration or deposits for the year ended 12/31/2025	$—	$3	$—	$1,763	$1,766
Reserves at 12/31/2025
(2) For accounts with assets at:
(a) Fair value	$126	$116	$16	$20,905	21,163
(b) Amortized cost	—	—	—	—	—
(c) Total reserves	$126	$116	$16	$20,905	$21,163
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$126	$116	$16	$—	$258
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	20,905	20,905
4. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—	—	—
5. Subtotal	126	116	16	20,905	21,163
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$126	$116	$16	$20,905	$21,163

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2024
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in millions)
(1) Premiums, consideration or deposits for the year ended 12/31/2024	$5	$3	$—	$3,336	$3,344
Reserves at 12/31/2024
(2) For accounts with assets at:
(a) Fair value	$270	$153	$22	$18,410	$18,855
(b) Amortized cost	—	66	—	—	66
(c) Total reserves	$270	$219	$22	$18,410	$18,921
(3) By withdrawal characteristics:
(a) Subject to discretionary withdrawal:
1. With market value adjustment	$270	$153	$22	$—	$445
2. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—	—	—
3. At fair value	—	—	—	18,410	18,410
4. At book value without market value adjustment and with current surrender charge less than 5%	—	66	—	—	66
5. Subtotal	270	219	22	18,410	18,921
(b) Not subject to discretionary withdrawal	—	—	—	—	—
(c) Total	$270	$219	$22	$18,410	$18,921

(4) Reserves for Asset Default Risk in Lieu of AVR	$—	$—	$—	$—	$—

2023
	Indexed	Nonindexed Guarantee Less Than 4%	Nonindexed Guarantee More Than 4%	Nonguaranteed Separate Account	Total
	($ in millions)
Premiums, consideration or deposits for the year ended 12/31/2023	$—	$7	$3	$1,493	$1,503

A reconciliation of net transfers to (from) Separate Accounts is as follows:

	2025	2024	2023
	($ in millions)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$1,775	$3,354	$1,511
Less: Transfers from Separate Accounts	1,412	1,496	1,587
Net transfers to/(from) Separate Accounts	363	1,858	(76)
Reconciling adjustments:
Transfers ceded/assumed under Modco Agreements	(614)	(543)	(542)
Transfers as reported in the Statements of Operations	$(251)	$1,315	$(618)

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

17. Fair Value Measurements

The Company determines the fair value of its financial instruments in accordance with SSAP No. 100, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. The definition of fair value in SSAP No. 100 focuses on an “exit price”, the price that would be received to sell the asset or paid to transfer the liability. Included in various line items in the statutory financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stocks, when carried at the lower of cost or fair value.

The Company's financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument. The hierarchy is defined as follows:

Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

(a)	Quoted prices for similar assets or liabilities in active markets,

(b)	Quoted prices for identical or similar assets or liabilities in non-active markets,

(c)	Inputs other than quoted market prices that are observable, and

(d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table provides information as of December 31 about the Company’s financial assets (other than derivative instruments) measured at fair value:

2025
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in millions)
Assets at fair value
Bonds
Asset-backed securities	$—	$1	$—	$—	$1
Total bonds	—	1	—	—	1
Perpetual preferred stocks
Industrial and miscellaneous	243	470	11	—	724
Total perpetual preferred stocks	243	470	11	—	724

Common stocks
Industrial and miscellaneous	—	—	155	—	155
Total common stocks	—	—	155	—	155
Separate Accounts	21,081	397	24	—	21,502
Total assets at fair value	$21,324	$868	$190	$—	$22,382

2024
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in millions)
Assets at fair value
Bonds
Commercial mortgage backed securities	$—	$1	$—	$—	$1
Total bonds	—	1	—	—	1

Perpetual preferred stocks
Industrial and miscellaneous	263	27	11	—	301
Total perpetual preferred stocks	263	27	11	—	301

Common stocks
Industrial and miscellaneous	—	—	202	—	202
Total common stocks	—	—	202	—	202
Separate Accounts	18,756	409	41	—	19,206
Total assets at fair value	$19,019	$437	$254	$—	$19,710

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following is the Level 3 reconciliation of the beginning balance to the ending balance:

2025
Description	Beginning Balance at 1/1/2025	Transfers into Level 3	Transfers out of Level 3*	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2025
	($ in millions)
Assets:
Separate Account mortgage loans	$41	$—	$—	$—	$—	$—	$—	$(17)	$—	$24
Common stocks - FHLB	202	—	—	—	—	47	—	(94)	—	155
Perpetual preferred stock	11	—	—	—	—	—	—	—	—	11
Total assets	$254	$—	$—	$—	$—	$47	$—	$(111)	$—	$190

*For the year ended December 31, 2025, there were no securities that were transferred out of Level 3.

2024
Description	Beginning Balance at 1/1/2024	Transfers into Level 3	Transfers out of Level 3*	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2024
	($ in millions)
Assets:
Separate Account mortgage loans	$60	$—	$—	$—	$—	$—	$—	$(19)	$—	$41
Separate Account bonds	13	—	(11)	—	—	—	—	(2)	—	—
Common stocks - FHLB	209	—	—	—	—	65	—	(72)	—	202
Other Asset Backed Maturities	61	—	(61)	—	—		—	—	—	—
Perpetual preferred stock	5	—	—	—	—	6	—	—	—	11
Total Assets	$348	$—	$(72)	$—	$—	$71	$—	$(93)	$—	$254

*For the year ended December 31, 2024, $60.8 million of securities were transferred out of Level 3 due to carry value classification updates and $11.0 million of securities were transferred out of Level 3 due to change of NAIC rating from 2 to 1.

Fair Value Methodology

Description of Pricing Inputs

The Company predominantly uses third-party pricing services and broker quotes to determine fair values. The third-party pricing services and brokers use certain inputs to determine the value of asset-backed securities, including residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities. For these securities, the valuation consists of inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average lives of the securities, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, 6) discount margins, and 7) credit ratings of the securities.

To price corporate bonds, U.S. government-related securities, and other government-related securities, the brokers and third-party pricing services utilize a valuation model that consists of a hybrid income and market approach to valuation, while the Company uses a discounted cash flow model with both observable and unobservable inputs to determine a price when the securities are illiquid bonds. The external and internal pricing models include inputs such as, but not limited to:

1) principal and interest payments, 2) coupon, 3) maturity, 4) treasury yield curve, 5) credit spreads from new issue and secondary trading markets, 6) dealer quotes with adjustments for issues with early redemption features, 7) illiquidity premiums, 8) discount margins from dealers in the new issue market, 9) underlying collateral, and 10) comparative bond analysis.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The third-party pricing services price equity securities using market observable prices for the same or similar securities traded in an active market.

Mortgage loan valuations are categorized as Level 3. The Company utilizes an internally developed model to estimate fair value. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

The Company’s Separate Account assets consist of financial instruments similar to those held in the General Account. The Company utilizes the same valuation methodology as described above in determining the fair value of Separate Account assets as the Company does for General Account assets. All assets in the Separate Account are held at fair value, except for BOLI contracts. The BOLI Separate Account assets and liabilities are stated at book value. The Separate Account liability matches the Separate Account asset value and its fair value is determined from valuation methods that are consistent with the Separate Account assets.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for financial instruments owned by the Company.

The fair values of corporate bonds, government securities, equity securities, and mortgage-backed securities are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a ‘‘waterfall’’ approach whereby publicly available prices are first sought from third-party pricing services and the remaining unpriced securities are submitted to independent brokers for non-binding prices. Typical inputs used by these pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for fixed maturity investments, third-party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third-party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains two quotes per security when available. Where multiple broker quotes are obtained, the Company reviews the quotes and selects the quote that provides the best estimate of the price a market participant would pay for these specific assets in an arm’s-length transaction. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third-party pricing service or an independent broker quotation.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The Company has analyzed the third-party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third-party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the years ended December 31, 2025, 2024 and 2023.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The fair value hierarchy of derivative instruments measured at fair value at December 31 is as follows:

2025
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in millions)
Derivative assets
Interest rate contracts	$2	$45	$—	$—	$47
Foreign currency contracts	—	59	—	—	59
Equity contracts	31	999	—	—	1,030
Total derivative assets	$33	$1,103	$—	$—	$1,136

Derivative liabilities
Interest rate contracts	$3	$14	$—	$—	$17
Foreign currency contracts	1	25	—	—	26
Equity contracts	—	711	—	—	711
Total derivative liabilities	$4	$750	$—	$—	$754

2024
Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total
	($ in millions)
Derivative assets
Interest rate contracts	$3	$8	$—	$—	$11
Foreign currency contracts	3	16	—	—	19
Equity contracts	11	850	—	—	861
Total derivative assets	$17	$874	$—	$—	$891

Derivative liabilities
Interest rate contracts	$6	$73	$—	$—	$78
Foreign currency contracts	—	40	—	—	40
Equity contracts	6	589	—	—	594
Total derivative liabilities	$11	$702	$—	$—	$713

There were no Level 3 derivatives held by the Company as of December 31, 2025 or 2024.

Derivative instruments are valued using exchange prices or counterparty quotations. The Company performs quantitative and qualitative analysis each quarter on derivative valuations. Derivative instruments classified as Level 1 generally include futures, options, and warrants, all of which are traded on active exchange markets. Derivative instruments classified as Level 2 primarily include swaps, options, forwards, and swaptions, which are traded over the counter. Level 2 also includes certain centrally cleared derivatives. These Level 2 derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

The following table presents the Company’s fair value hierarchy for its financial instruments as of December 31:

2025
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	($ in millions)
Assets
Bonds: Issuer credit obligations	$34,727	$37,367	$337	$31,603	$2,787
Bonds: Asset-backed securities	14,589	15,551	—	12,395	2,194
Common stocks *	155	155	—	—	155
Preferred stocks	937	1,004	456	470	11
Mortgage loans	11,695	12,278	—	—	11,695
Cash and cash equivalents	1,744	1,744	1,743	1	—
Short-term investments	42	42	—	39	3
Contract loans	837	837	—	—	837
Derivative assets	1,136	1,145	33	1,103	—
Derivative collateral and receivables	48	48	48	—	—
Securities lending collateral	921	920	—	921	—
Other invested assets *	1,062	1,177	—	789	273
Separate Account assets	21,577	21,583	21,084	469	24
Liabilities
Guaranteed investment contracts (GICs)	13,333	13,106	—	—	13,333
Deposit-type contracts other than GICs	1,199	1,186	—	—	1,199
Derivative liabilities	755	753	5	750	—
Derivative collateral and payables	245	245	245	—	—
Surplus Notes	90	110	—	—	90

* Excluding investments accounted for under the equity method

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

2024
Type of Financial Instrument	Aggregate Fair Value	Carrying Value	Level 1	Level 2	Level 3
	($ in millions)
Assets
Bonds	$47,188	$52,227	$283	$44,080	$2,825
Common stocks*	202	202	—	—	202
Preferred stocks	546	608	499	36	11
Mortgage loans	11,020	11,949	—	—	11,020
Cash and cash equivalents	531	531	531	—	—
Short-term investments	26	26	25	1	—
Contract loans	848	848	—	—	848
Derivative assets	891	897	17	874	—
Derivative collateral and receivables	87	87	87	—	—
Securities lending collateral	281	281	—	281	—
Other invested assets*	764	904	—	731	33
Separate Account assets	19,277	19,286	18,760	476	41
Liabilities
Guaranteed investment contracts (GICs)	12,629	12,679	—	—	12,629
Deposit-type contracts other than GICs	2,000	1,929	—	—	2,000
Derivative liabilities	713	713	11	702	—
Derivative collateral and payables	92	92	92	—	—
Borrowed money	55	55	—	55	—
Surplus Notes	84	110	—	—	84

* Excluding investments accounted for under the equity method

Bond and preferred stock fair values are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices.

Publicly traded unaffiliated common stock is valued based on market trades and is a Level 1 valuation under SSAP No. 100. As of December 31, 2025 and 2024, the Company held $155 million and $202 million, respectively, of FHLB stock, which is classified as Level 3. The Company believes that the cost of the FHLB stock approximates fair value. The remaining amount of equity securities classified as Level 3 consists primarily of holdings obtained through bankruptcy proceedings, debt restructurings or tender offers, including less than $1 thousand and $2 thousand of Hercules Inc. publicly traded common stock warrants obtained through a tender offer as of December 31, 2025 and 2024, respectively.

Cash and short-term investments can include cash deposit balances, money market mutual funds, and short-term commercial paper for which the Company considers net asset value or amortized cost to approximate fair value, and other highly-liquid debt instruments.

Cash equivalent fair values are determined using methodologies prescribed by the NAIC.

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to nonperformance and liquidity risks.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Contract loans are funds provided to policy holders in return for a claim on the account value of the policy. The funds provided are limited to a certain percent of the account balance. The nature of contract loans is to have low default risk as the loans are fully collateralized by the value of the policy. The majority of contract loans do not have a stated maturity and the balances and accrued interest are repaid with proceeds from the policy account balance. Due to the collateralized nature of contract loans and unpredictable timing of repayments, the Company’s fair value of contract loans approximates carrying value.

For the fair value of domestic securities categorized as securities lending collateral, the Securities Lending program administrator uses four vendors as information sources for prices and other indicative data. Pricing data is requested daily, as available. In the event multiple prices are received for the same security, the lower price is utilized.

The Separate Account assets are carried at fair value and are equal to the Separate Account liabilities, which represent the policyholder’s equity in those assets, except for BOLI contracts. The BOLI Separate Account assets are stated at book value. These amounts are reported separately as assets and liabilities related to Separate Accounts in the accompanying financial statements. Separate Account assets are invested in bonds, mortgage loans, preferred stocks, and open-ended mutual funds. The fair values of bonds and preferred stocks held in Separate Accounts are determined using methodologies prescribed by the NAIC. The fair values of bonds and preferred stocks are determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. These valuations are generally categorized as a Level 2 valuation as defined by SSAP No. 100. The fair value of open-ended mutual funds held in Separate Accounts was obtained from unadjusted quoted market prices. These valuations are categorized as a Level 1 valuation as defined by SSAP No. 100.

Other invested assets, excluding investments accounted for under the equity method, include investments in unaffiliated surplus debentures and investments in partnerships. The fair value of investments accounted for under the equity method approximates par value. The fair value of certain surplus notes reported as "Other invested assets" is determined using methodologies prescribed by the NAIC. The fair value of these surplus notes is determined by management after considering one of three primary sources of information: third-party pricing services, non-binding independent broker quotations, or pricing matrices. The fair value of certain partnerships reported as “Other Invested assets” is determined using the cost method, net of any impairment.

Fair values of the Company's guaranteed investment contracts are estimated using discounted cash flows. Other deposit-type contracts include annuities certain, supplemental contracts, dividend accumulations, and retained assets. The Company estimates the fair values of annuities certain and supplemental contracts using models based on discounted estimated cash flows. The discount rates used in the models were based on a current market rate for similar financial instruments. The Company estimates that the fair value of dividend accumulations and retained asset balances approximate carrying value.

Borrowed money consists of repurchase agreement borrowings that are short-term in nature, generally less than one month and interest rates are dictated by market conditions at the time of issuance. The Company has determined the carrying value of its borrowed money approximates fair value.

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO THE FINANCIAL STATEMENTS

(Statutory Basis)

Included in the derivative liabilities fair value disclosure are $26 million and $42 million related to derivative instruments qualifying for hedge accounting that have a $24 million and $41 million carrying value in the Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024, respectively. Included in the derivative assets fair value disclosure are $59 million and $19 million related to derivative instruments qualifying for hedge accounting that have a $68 million and $24 million carrying value in the Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2025 and 2024, respectively.

The Company estimates the fair value of its Surplus Notes using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

The Company held no financial instruments as of December 31, 2025 and 2024, for which it was not practicable to estimate fair value. The Company held no financial instruments measured at NAV as of December 31, 2025 and 2024.

18.        Company-owned Life Insurance

The Company is the owner and beneficiary of life insurance policies included in the “Other assets” line of the Statements of Admitted Assets, Liabilities, and Capital and Surplus at their cash surrender values pursuant to SSAP No. 21, “Other Admitted Assets”. At December 31, 2025 the cash surrender value in an investment vehicle was $839 million. This was allocated into the following categories based on primary underlying investment characteristics: other invested assets 64.5%, stocks 35.0%, and cash and short-term investments 0.5%. At December 31, 2024, the cash surrender value in an investment vehicle was $779 million. This was allocated into the following categories based on primary underlying investment characteristics: other invested assets 66.4%, stocks 32.7%, and cash and short-term investments 0.9%.

19.        Subsequent Events

On January 1, 2026, the Company amended and restated the PLICO–PL Re Reinsurance Agreement. Pursuant to the amended agreement, the Company will cede to PL Re an initial estimated $8.1 billion of statutory reserves, will transfer initial premium equal to statutory reserves, and will recognize an estimated initial ceding allowance of approximately $1.2 billion. Additionally, in connection with the amendment and restatement, the Company will transfer assets supporting the economic reserves to a segregated funds-withheld account owned by the Company for the benefit of PL Re.

In January 2026, the Company paid a capital contribution in the form of securities to PL Re in the amount of $677 million. On January 20, 2026, the Company paid a dividend to PLC in the amount of $460 million. In March 2026, the Company received dividends from PPCIC, MONY, PLAIC and SPG in the amounts of $10 million, $43 million, $30 million and $7 million, respectively.

The Company has evaluated the effects of events subsequent to December 31, 2025, and through April 1, 2026 (the date at which the Statutory statements included herein were available to be issued), and there are no other material subsequent events to report.

SUPPLEMENTAL SCHEDULES

PROTECTIVE LIFE INSURANCE COMPANY

SCHEDULE I

Summary of Investments-Other than Investments in Related Parties as of December 31, 2025

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
	($ in millions)
Fixed maturities:
Bonds:
United States Government and government agencies and authorities	$1,546	$1,302	$1,546
States, municipalities and political subdivisions	1,729	1,620	1,729
Foreign governments	758	696	758
Public utilities	5,659	5,306	5,659
Convertibles and bonds with warrants attached	65	68	65
All other corporate bonds	43,632	40,802	43,640
Redeemable preferred stocks	280	213	280
Total fixed maturities	53,669	50,007	53,677

Equity securities:
Common stocks:
Banks, trust and insurance companies	155	155	155
Nonredeemable preferred stocks	372	289	289
Total equity securities	527	444	444
Mortgage loans on real estate	12,278	11,695	12,278
Policy loans	837	837	837
Other long-term investments	3,306	3,169	3,293
Total investments	$70,617	$66,152	$70,529

See accompanying independent auditors’ report.

PROTECTIVE LIFE INSURANCE COMPANY

SCHEDULE IV

Reinsurance

as of and for the years ended December 31, 2025, 2024, and 2023

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	($ in millions)
2025
Life insurance in force	$909,250	$232,090	$90,061	$767,221	11.7%
Premiums:
Life insurance	$9,140	$4,432	$507	$5,215	9.7%
Accident and health insurance	66	1	7	72	9.7%
Total	$9,206	$4,433	$514	$5,287	9.7%

2024*
Life insurance in force	$882,962	$251,417	$102,013	$733,558	13.9%
Premiums:
Life insurance	$10,386	$2,633	$573	$8,326	6.9%
Accident and health insurance	64	1	6	69	8.7%
Total	$10,450	$2,634	$579	$8,395	6.9%

2023*
Life insurance in force	$864,135	$303,459	$121,447	$682,123	17.8%
Premiums:
Life insurance	$7,080	$1,939	$611	$5,752	10.6%
Accident and health insurance	39	1	7	45	15.6%
Total	$7,119	$1,940	$618	$5,797	10.7%

*All 2024 and 2023 amounts have been restated for Merger on July 1, 2025. See Note 1.

See accompanying independent auditors’ report.